EXHIBIT A

A consolidating statements of operations and surplus of the Claimant and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of Claimant and its subsidiary companies as of the close of such calendar year.

Unaudited consolidating statements of operations and surplus of the Claimant's subsidiary companies (i.e., PG&E Corporation and its subsidiaries) for 2002, together with unaudited consolidating balance sheets of Claimant's subsidiary companies as of the close of such periods, are attached as Exhibit A.

Note for the PG&E National Energy Group, LLC

In lieu of presenting consolidating statements of reinvested earnings, we present statements of common stockholders' equity consistent with available financial information.

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
-------------------------------------------------------------------------------------------
Operating Revenues
Utility	$10,514	$(65)	$10,579	$65	$10,514
Energy commodities and services	1,981	(131)	2,112	31	2,081
-------------------------------------------------------------------------------------------
Total operating revenues	12,495	(196)	12,691	96	12,595
-------------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity and natural gas for utility	2,436	-	2,436	-	2,436
Cost of energy commodities and services	1,323	(94)	1,417	-	1,417
Operating and maintenance	3,373	(101)	3,474	138	3,336
Impairments, write-offs, and other charges	2,767	-	2,767	-	2,767
Depreciation, amortization, and decommissioning	1,309	(3)	1,312	3	1,309
Reorganization professional fees and expenses	155	-	155	-	155
-------------------------------------------------------------------------------------------
Total operating expenses	11,363	(198)	11,561	141	11,420
-------------------------------------------------------------------------------------------
Operating Income (Loss)	1,132	2	1,130	(45)	1,175
Reorganization interest income	71	-	71	-	71
Interest income	61	10	51	30	21
Interest expense	(1,454)	(11)	(1,443)	(253)	(1,190)
Equity in earnings of subsidiaries	-	1,632	(1,632)	(1,632)	-
Other income (expense), net	90	-	90	81	9
-------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(100)	1,633	(1,733)	(1,819)	86
Income tax provision (benefit)	(43)	1	(44)	(564)	520
-------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	(57)	1,632	(1,689)	(1,255)	(434)
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	11	-	11	-	11
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	(767)	-	(767)	381	(1,148)
-------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(813)	1,632	(2,445)	(874)	(1,571)
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	(61)	-	(61)	-	(61)
-------------------------------------------------------------------------------------------
Net Income (Loss)	$(874)	$1,632	$(2,506)	$(874)	$(1,632)
======================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC
-------------------------------------------------------------------------------------------
Operating Revenues
Utility	$10,514	$-	$-	$-	$-
Energy commodities and services	-	6	-	-	-
-------------------------------------------------------------------------------------------
Total operating revenues	10,514	6	-	-	-
-------------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity and natural gas for utility	2,436	-	-	-	-
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	2,817	6	-	-	-
Impairments, write-offs, and other charges	-	-		-	-
Depreciation, amortization, and decommissioning	1,193	-	-	-	-
Reorganization professional fees and expenses	155	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating expenses	6,601	6	-	-	-
-------------------------------------------------------------------------------------------
Operating Income (Loss)	3,913	-	-	-	-
Reorganization interest income	71	-	-	-	-
Interest income	3	-	-	-	-
Interest expense	(988)	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	(27)	-	-	-	-
-------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	2,972	-	-	-	-
Income tax provision (benefit)	1,178	-	-	-	-
-------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	1,794	-	-	-	-
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	-	-	-	-	-
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	1,794	-	-	-	-
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss)	$1,794	$-	$-	$-	$-
======================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	PG&E Ventures, LLC (Consolidated)
---------------------------------------
Operating Revenues
Utility	$-	$-
Energy commodities and services	2,075	-
---------------------------------------
Total operating revenues	2,075	-
---------------------------------------
Operating Expenses
Cost of electricity and natural gas for utility	-	-
Cost of energy commodities and services	1,417	-
Operating and maintenance	512	1
Impairments, write-offs, and other charges	2,767	-
Depreciation, amortization, and decommissioning	116	-
Reorganization professional fees and expenses	-	-
---------------------------------------
Total operating expenses	4,812	1
---------------------------------------
Operating Income (Loss)	(2,737)	(1)
Reorganization interest income	-	-
Interest income	18	-
Interest expense	(202)	-
Equity in earnings of subsidiaries	-	-
Other income (expense), net	40	(4)
---------------------------------------
Income (Loss) Before Income Taxes	(2,881)	(5)
Income tax provision (benefit)	(656)	(2)
---------------------------------------
Income (Loss) From Continuing Operations	(2,225)	(3)
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	11	-
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	(1,148)	-
---------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(3,362)	(3)
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	(61)	-
---------------------------------------
Net Income (Loss)	$(3,423)	$(3)
=======================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)
-------------------------------------------------------------------------------------------
Operating Revenues
Utility	$-	$-	$-	$-	$-
Energy commodities and services	-	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
-------------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity and natural gas for utility	-	-	-	-	-
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	1	-	1	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating expenses	1	-	1	-	-
-------------------------------------------------------------------------------------------
Operating Income (Loss)	(1)	-	(1)	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	4	(4)	(3)	-
Other income (expense), net	(4)	1	(5)	-	(2)
-------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(5)	5	(10)	(3)	(2)
Income tax provision (benefit)	(2)	-	(2)	-	(1)
-------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	(3)	5	(8)	(3)	(1)
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	-	-	-	-	-
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(3)	5	(8)	(3)	(1)
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss)	$(3)	$5	$(8)	$(3)	$(1)
======================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)
--------------------
Operating Revenues
Utility	$-
Energy commodities and services	-
--------------------
Total operating revenues	-
--------------------
Operating Expenses
Cost of electricity and natural gas for utility	-
Cost of energy commodities and services	-
Operating and maintenance	1
Impairments, write-offs, and other charges	-
Depreciation, amortization, and decommissioning	-
Reorganization professional fees and expenses	-
--------------------
Total operating expenses	1
--------------------
Operating Income (Loss)	(1)
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	(1)
Other income (expense), net	(3)
--------------------
Income (Loss) Before Income Taxes	(5)
Income tax provision (benefit)	(1)
--------------------
Income (Loss) From Continuing Operations	(4)
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	-
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	-
--------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(4)
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	-
--------------------
Net Income (Loss)	$(4)
============

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Telecom LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC
-------------------------------------------------------------------------------------------
Operating Revenues
Utility	$-	$-	$-	$-	$-
Energy commodities and services	-	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
-------------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity and natural gas for utility	-	-	-	-	-
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
-------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	(2)	-	(2)	(2)	-
-------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(2)	-	(2)	(2)	-
Income tax provision (benefit)	(1)	-	(1)	(1)	-
-------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	(1)	-	(1)	(1)	-
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	-	-	-	-	-
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(1)	-	(1)	(1)	-
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss)	$(1)	$-	$(1)	$(1)	$-
======================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC
--------------------
Operating Revenues
Utility	$-
Energy commodities and services	-
--------------------
Total operating revenues	-
--------------------
Operating Expenses
Cost of electricity and natural gas for utility	-
Cost of energy commodities and services	-
Operating and maintenance	-
Impairments, write-offs, and other charges	-
Depreciation, amortization, and decommissioning	-
Reorganization professional fees and expenses	-
--------------------
Total operating expenses	-
--------------------
Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-
--------------------
Income (Loss) Before Income Taxes	-
Income tax provision (benefit)	-
--------------------
Income (Loss) From Continuing Operations	-
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	-
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	-
--------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	-
--------------------
Net Income (Loss)	$-
============

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
-------------------------------------------------------------------------------------------
Operating Revenues
Utility	$-	$-	$-	$-	$-
Energy commodities and services	-	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
-------------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity and natural gas for utility	-	-	-	-	-
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	1	-	1	1	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating expenses	1	-	1	1	-
-------------------------------------------------------------------------------------------
Operating Income (Loss)	(1)	-	(1)	(1)	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	(1)	-	(1)	(1)	-
Other income (expense), net	(3)	-	(3)	-	(3)
-------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(5)	-	(5)	(2)	(3)
Income tax provision (benefit)	(1)	-	(1)	-	(1)
-------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	(4)	-	(4)	(2)	(2)
Discontinued operations
Earnings from operations of USGenNE, Mountain View, and ET Canada (net of income taxes of $3 million)	-	-	-	-	-
Loss on disposal of USGenNE and ET Canada (net of income taxes of $381 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(4)	-	(4)	(2)	(2)
Cumulative effect of a change in an accounting principle (net of income taxes of $42 million)	-	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss)	$(4)	$-	$(4)	$(2)	(2)
======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
	---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$3,895	$-	$3,895	$182	$3,713
Restricted cash	708	-	708	377	331
Accounts receivable:
Customers	2,747	-	2,747	-	2,747
Related parties	-	(777)	777	687	90
Regulatory balancing accounts	98	-	98	-	98
Price risk management	498	-	498	-	498
Inventories	347	-	347	-	347
Assets held for sale	707	-	707	-	707
Prepaid expenses and other	480	(56)	536	1	535
	---------------------------------------------------------------------------------------------
Total current assets	9,480	(833)	10,313	1,247	9,066
	---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	27,045	-	27,045	-	27,045
Non-Utility:
Electric generation	636	58	578	-	578
Gas transmission	1,761	1	1,760	-	1,760
Construction work in progress	1,560	(1)	1,561	1	1,560
Other	177	(57)	234	19	215
	---------------------------------------------------------------------------------------------
Total property, plant and equipment	31,179	1	31,178	20	31,158
Accumulated depreciation and decommissioning	(14,251)	(1)	(14,250)	(12)	(14,238)
	---------------------------------------------------------------------------------------------
Net property, plant and equipment	16,928	-	16,928	8	16,920
	---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investment in subsidiaries	-	(2,963)	2,963	2,963	-
Regulatory assets	2,053	42	2,011	-	2,011
Nuclear decommissioning funds	1,335	-	1,335	-	1,335
Price risk management	398	-	398	-	398
Deferred income taxes	657	(45)	702	702	-
Assets held for sale	916	-	916	-	916
Other	1,929	(719)	2,648	67	2,581
	---------------------------------------------------------------------------------------------
Total other noncurrent assets	7,288	(3,685)	10,973	3,732	7,241
	---------------------------------------------------------------------------------------------
TOTAL ASSETS	$33,696	$(4,518)	$38,214	$4,987	$33,227
	=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
	---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$4,230	$-	$4,230	$-	$4,230
Long-term debt, classified as current	298	-	298	-	298
Current portion of rate reduction bonds	290	-	290	-	290
Accounts payable:
Related parties	-	(248)	248	31	217
Trade creditors	1,273	-	1,273	-	1,273
Regulatory balancing accounts	360	-	360	-	360
Other	660	248	412	38	374
Interest payable	139	-	139	13	126
Income taxes payable	129	130	(1)	-	(1)
Price risk management	506	-	506	-	506
Liabilities of operations held for sale	699	-	699	-	699
Other	685	(430)	1,115	177	938
	---------------------------------------------------------------------------------------------
Total current liabilities	9,269	(300)	9,569	259	9,310
	---------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	4,345	(327)	4,672	976	3,696
Rate reduction bonds	1,160	-	1,160	-	1,160
Deferred income taxes	1,439	(45)	1,484	-	1,484
Deferred tax credits	144	-	144	-	144
Price risk management	305	-	305	-	305
Liabilities of operations held for sale	793	-	793	-	793
Other	2,963	12	2,951	46	2,905
	---------------------------------------------------------------------------------------------
Total noncurrent liabilities	11,149	(360)	11,509	1,022	10,487
	---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	5,605	-	5,605	-	5,605
Trade creditors	3,580	(206)	3,786	-	3,786
	---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	9,185	(206)	9,391	-	9,391
	---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Preferred Stock	480	(9)	489	-	489
	---------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	6,274	(7,362)	13,636	6,274	7,362
Common stock held by subsidiary	(690)	475	(1,165)	(690)	(475)
Reinvested earnings (accumulated deficit)	(1,878)	3,244	(5,122)	(1,878)	(3,244)
Accumulated other comprehensive income (loss)	(93)	-	(93)	-	(93)
	---------------------------------------------------------------------------------------------
Total common stockholders' equity	3,613	(3,643)	7,256	3,706	3,550
	---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$33,696	$(4,518)	$38,214	$4,987	$33,227
=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC
	---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$3,343	$-	$-	$-	$-
Restricted cash	150	-	-	-	-
Accounts receivable:
Customers	1,900	-	-	-	-
Related parties	17	26	-	-	-
Regulatory balancing accounts	98	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	275	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	165	-	-	-	-
	---------------------------------------------------------------------------------------------
Total current assets	5,948	26	-	-	-
	---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	27,045	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	-
Gas transmission	-	-	-	-	-
Construction work in progress	427	-	-	-	-
Other	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Total property, plant and equipment	27,472	-	-	-	-
Accumulated depreciation and decommissioning	(13,515)	-	-	-	-
	---------------------------------------------------------------------------------------------
Net property, plant and equipment	13,957	-	-	-	-
	---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investment in subsidiaries	-	-	-	-	-
Regulatory assets	2,011	-	-	-	-
Nuclear decommissioning funds	1,335	-	-	-	-
Price risk management	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	1,300	-	-	690	-
	---------------------------------------------------------------------------------------------
Total other noncurrent assets	4,646	-	-	690	-
	---------------------------------------------------------------------------------------------
TOTAL ASSETS	$24,551	$26	$-	$690	$-
=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC
	---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	281	-	-	-	-
Current portion of rate reduction bonds	290	-	-	-	-
Accounts payable:
Related parties	130	26	-	-	-
Trade creditors	380	-	-	-	-
Regulatory balancing accounts	360	-	-	-	-
Other	374	-	-	-	-
Interest payable	126	-	-	-	-
Income taxes payable	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	625	-	-	-	-
	---------------------------------------------------------------------------------------------
Total current liabilities	2,566	26	-	-	-
	---------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	2,739	-	-	-	-
Rate reduction bonds	1,160	-	-	-	-
Deferred income taxes	1,485	-	-	-	-
Deferred tax credits	144	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	2,735	-	-	-	-
	---------------------------------------------------------------------------------------------
Total noncurrent liabilities	8,263	-	-	-	-
	---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	5,605	-	-	-	-
Trade creditors	3,786	-	-	-	-
	---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	9,391	-	-	-	-
	---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Preferred Stock	431	-	-	-	-
	---------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	3,570	-	-	690	-
Common stock held by subsidiary	(475)	-	-	-	-
Reinvested earnings (accumulated deficit)	805	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Total common stockholders' equity	3,900	-	-	690	-
	---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$24,551	$26	$-	$690	$-
	=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	PG&E Ventures, LLC (Consolidated)
	-----------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$363	$7
Restricted cash	181	-
Accounts receivable:
Customers	847	-
Related parties	44	3
Regulatory balancing accounts	-	-
Price risk management	498	-
Inventories	72	-
Assets held for sale	707	-
Prepaid expenses and other	370	-
	-----------------------------------------
Total current assets	3,082	10
	-----------------------------------------
Property, Plant and Equipment
Utility	-	-
Non-Utility:
Electric generation	578	-
Gas transmission	1,760	-
Construction work in progress	1,133	-
Other	215	-
	-----------------------------------------
Total property, plant and equipment	3,686	-
Accumulated depreciation and decommissioning	(723)	-
	-----------------------------------------
Net property, plant and equipment	2,963	-
	-----------------------------------------
Other Noncurrent Assets
Investment in subsidiaries	-	-
Regulatory assets	-	-
Nuclear decommissioning funds	-	-
Price risk management	398	-
Deferred income taxes	-	-
Assets held for sale	916	-
Other	586	5
	-----------------------------------------
Total other noncurrent assets	1,900	5
	-----------------------------------------
TOTAL ASSETS	$7,945	$15
	========================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	PG&E Ventures, LLC (Consolidated)
	-----------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$4,230	$-
Long-term debt, classified as current	17	-
Current portion of rate reduction bonds	-	-
Accounts payable:
Related parties	47	14
Trade creditors	893	-
Regulatory balancing accounts	-	-
Other	-	-
Interest payable	-	-
Income taxes payable	-	(1)
Price risk management	506	-
Liabilities of operations held for sale	699	-
Other	311	2
	-----------------------------------------
Total current liabilities	6,703	15
	-----------------------------------------
Noncurrent Liabilities
Long-term debt	957	-
Rate reduction bonds	-	-
Deferred income taxes	-	(1)
Deferred tax credits	-	-
Price risk management	305	-
Liabilities of operations held for sale	793	-
Other	169	1
	-----------------------------------------
Total noncurrent liabilities	2,224	-
	-----------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-
Trade creditors	-	-
	-----------------------------------------
Total liabilities subject to compromise	-	-
	-----------------------------------------
Commitments and Contingencies	-	-
	-----------------------------------------
Preferred Stock	58	-
	-----------------------------------------
Common Stockholders' Equity
Common stock	3,086	16
Common stock held by subsidiary	-	-
Reinvested earnings (accumulated deficit)	(4,033)	(16)
Accumulated other comprehensive income (loss)	(93)	-
	-----------------------------------------
Total common stockholders' equity	(1,040)	-
	-----------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,945	$15
	========================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)
--------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$7	$-	$7	$-	$6
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	3	-	3	-	-
Regulatory balancing accounts	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	10	-	10	-	6
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	-	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	-
Gas transmission	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investment in subsidiaries	-	(5)	5	1	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Price risk management	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	5	-	5	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	5	(5)	10	1	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$15	$(5)	$20	$1	$6
=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)
	--------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	14	-	14	-	9
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	(1)	-	(1)	-	(1)
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	2	-	2	-	2
	---------------------------------------------------------------------------------------------
Total current liabilities	15	-	15	-	10
	---------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	(1)	-	(1)	-	-
Deferred tax credits	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	1	-	1	1	-
	---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	1	-
	---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	16	(22)	38	16	6
Common stock held by subsidiary	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(16)	17	(33)	(16)	(10)
Accumulated other comprehensive income (loss)	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Total common stockholders' equity	-	(5)	5	-	(4)
	---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15	$(5)	$20	$1	$6
	=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)
--------------------
ASSETS
Current Assets
Cash and cash equivalents	$1
Restricted cash	-
Accounts receivable:
Customers	-
Related parties	3
Regulatory balancing accounts	-
Price risk management	-
Inventories	-
Assets held for sale	-
Prepaid expenses and other	-
--------------------
Total current assets	4
--------------------
Property, Plant and Equipment
Utility	-
Non-Utility:
Electric generation	-
Gas transmission	-
Construction work in progress	-
Other	-
--------------------
Total property, plant and equipment	-
Accumulated depreciation and decommissioning	-
--------------------
Net property, plant and equipment	-
--------------------
Other Noncurrent Assets
Investment in subsidiaries	4
Regulatory assets	-
Nuclear decommissioning funds	-
Price risk management	-
Deferred income taxes	-
Assets held for sale	-
Other	5
--------------------
Total other noncurrent assets	9
--------------------
TOTAL ASSETS	$13
============

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)
--------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$-
Long-term debt, classified as current	-
Current portion of rate reduction bonds	-
Accounts payable:
Related parties	5
Trade creditors	-
Regulatory balancing accounts	-
Other	-
Interest payable	-
Income taxes payable	-
Price risk management	-
Liabilities of operations held for sale	-
Other	-
--------------------
Total current liabilities	5
--------------------
Noncurrent Liabilities
Long-term debt	-
Rate reduction bonds	-
Deferred income taxes	(1)
Deferred tax credits	-
Price risk management	-
Liabilities of operations held for sale	-
Other	-
--------------------
Total noncurrent liabilities	(1)
--------------------
Liabilities Subject to Compromise
Financing debt	-
Trade creditors	-
--------------------
Total liabilities subject to compromise	-
--------------------
Commitments and Contingencies	-
--------------------
Preferred Stock	-
--------------------
Common Stockholders' Equity
Common stock	16
Common stock held by subsidiary	-
Reinvested earnings (accumulated deficit)	(7)
Accumulated other comprehensive income (loss)	-
--------------------
Total common stockholders' equity	9
--------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13
============

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$6	$-	$6	$6	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	6	-	6	6	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	-	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	-
Gas transmission	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investment in subsidiaries
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Price risk management	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$6	$-	$6	$6	$-
=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	9	-	9	9	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	(1)	-	(1)	(1)	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	2	-	2	2	-
---------------------------------------------------------------------------------------------
Total current liabilities	10	-	10	10	-
---------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
---------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	6	-	6	6	-
Common stock held by subsidiary	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(10)	-	(10)	(10)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total common stockholders' equity	(4)	-	(4)	(4)	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6	$-	$6	$6	$-
=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC
----------------------
ASSETS
Current Assets
Cash and cash equivalents	$-
Restricted cash	-
Accounts receivable:
Customers	-
Related parties	-
Regulatory balancing accounts	-
Price risk management	-
Inventories	-
Assets held for sale	-
Prepaid expenses and other	-
----------------------
Total current assets	-
----------------------
Property, Plant and Equipment
Utility	-
Non-Utility:
Electric generation	-
Gas transmission	-
Construction work in progress	-
Other	-
----------------------
Total property, plant and equipment	-
Accumulated depreciation and decommissioning	-
----------------------
Net property, plant and equipment	-
----------------------
Other Noncurrent Assets
Investment in subsidiaries	-
Regulatory assets	-
Nuclear decommissioning funds	-
Price risk management	-
Deferred income taxes	-
Assets held for sale	-
Other	-
----------------------
Total other noncurrent assets	-
----------------------
TOTAL ASSETS	$-
=============

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC
----------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$-
Long-term debt, classified as current	-
Current portion of rate reduction bonds	-
Accounts payable:
Related parties	-
Trade creditors	-
Regulatory balancing accounts	-
Other	-
Interest payable	-
Income taxes payable	-
Price risk management	-
Liabilities of operations held for sale	-
Other	-
----------------------
Total current liabilities	-
----------------------
Noncurrent Liabilities
Long-term debt	-
Rate reduction bonds	-
Deferred income taxes	-
Deferred tax credits	-
Price risk management	-
Liabilities of operations held for sale	-
Other	-
----------------------
Total noncurrent liabilities	-
----------------------
Liabilities Subject to Compromise
Financing debt	-
Trade creditors	-
----------------------
Total liabilities subject to compromise	-
----------------------
Commitments and Contingencies	-
----------------------
Preferred Stock	-
----------------------
Common Stockholders' Equity
Common stock	-
Common stock held by subsidiary	-
Reinvested earnings (accumulated deficit)	-
Accumulated other comprehensive income (loss)	-
----------------------
Total common stockholders' equity	-
----------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-
=============

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$1	$-	$1	$1	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	3	-	3	3	-
Regulatory balancing accounts	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	4	-	4	4	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	-	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	-
Gas transmission	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investment in subsidiaries	4	-	4	4	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Price risk management	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	5	-	5	3	2
---------------------------------------------------------------------------------------------
Total other noncurrent assets	9	-	9	7	2
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$13	$-	$13	$11	$2
=======================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	5	-	5	5	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	5	-	5	5	-
---------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	(1)	-	(1)	-	(1)
Deferred tax credits	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	(1)	-	(1)	-	(1)
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
---------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	16	-	16	11	5
Common stock held by subsidiary	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(7)	-	(7)	(5)	(2)
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total common stockholders' equity	9	-	9	6	3
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13	$-	$13	$11	$2
=======================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Reclassifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(1,004)	$1,611	$(2,615)	$(1,004)	$(1,611)
Net income (loss)	(874)	1,632	(2,506)	(874)	(1,632)
Dividends	-	-	-	-	-
Other	-	1	(1)	-	(1)
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(1,878)	$3,244	$(5,122)	$(1,878)	$(3,244)
===============================================================

	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC
	-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(989)	$-	$-	$-	$-
Net income (loss)	1,794	-	-	-	-
Dividends	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$805	$-	$-	$-	$-
===============================================================

	PG&E National Energy Group, LLC (Consolidated)	PG&E Ventures, LLC (Consolidated)
	--------------------------------------------
Balance at December 31, 2001	$(610)	$(12)
Net income (loss)	(3,423)	(3)
Dividends	-	-
Other	-	(1)
	--------------------------------------------
Balance at December 31, 2002	$(4,033)	$(16)
==========================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(12)	$13	$(25)	$(12)	$(9)
Net income (loss)	(3)	5	(8)	(3)	(1)
Dividends	-	-	-	-	-
Other	(1)	(1)	-	(1)	-
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(16)	$17	$(33)	$(16)	$(10)
===============================================================

Pacific Venture Capital, LLC (Consolidated)
--------------------
Balance at December 31, 2001	$(4)
Net income (loss)	(4)
Dividends	-
Other	1
--------------------
Balance at December 31, 2002	$(7)
============

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(9)	$-	$(9)	$(9)	$-
Net income (loss)	(1)	-	(1)	(1)	-
Dividends	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(10)	$-	$(10)	$(10)	$-
===============================================================

PG&E Telecom Holdings, LLC
----------------------
Balance at December 31, 2001	$-
Net income (loss)	-
Dividends	-
Other	-
----------------------
Balance at December 31, 2002	$-
=============

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(4)	$-	$(4)	$(4)	$-
Net income (loss)	(4)	-	(4)	(2)	(2)
Dividends	-	-	-	-	-
Other	1	-	1	1	-
-----------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(7)	$-	$(7)	$(5)	$(2)
===============================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company
-------------------------------------------------------------------------------------
Operating Revenues
Electric	$8,178	$-	$8,178	$8,178
Natural gas	2,336	(1)	2,337	2,336
-------------------------------------------------------------------------------------
Total operating revenues	10,514	(1)	10,515	10,514
-------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	1,482	-	1,482	1,482
Cost of natural gas	954	(1)	955	955
Operating and maintenance	2,817	-	2,817	2,812
Depreciation, amortization, and decommissioning	1,193	-	1,193	1,192
Reorganization professional fees and expenses	155	-	155	155
-------------------------------------------------------------------------------------
Total operating expenses	6,601	(1)	6,602	6,596
-------------------------------------------------------------------------------------
Operating Income (Loss)	3,913	-	3,913	3,918
Reorganization interest income	71	-	71	71
Interest income	3	(111)	114	2
Interest expense	(988)	111	(1,099)	(1,003)
Equity in earnings of subsidiaries	-	(1)	1	1
Other income (expense), net	(2)	2	(4)	8
-------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	2,997	1	2,996	2,997
Income tax provision	1,178	-	1,178	1,178
-------------------------------------------------------------------------------------
Net Income (Loss)	1,819	1	1,818	1,819
Preferred dividend requirement	25	-	25	25
-------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$1,794	$1	$1,793	$1,794
==================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Total Subsidiaries	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company
-------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	1	-	-	-
-------------------------------------------------------------------------------------
Total operating revenues	1	-	-	-
-------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	5	-	-	-
Depreciation, amortization, and decommissioning	1	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-------------------------------------------------------------------------------------
Total operating expenses	6	-	-	-
-------------------------------------------------------------------------------------
Operating Income (Loss)	(5)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	112	-	-	-
Interest expense	(96)	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	(12)	(2)	-	-
-------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(1)	(2)	-	-
Income tax provision	-	-	-	-
-------------------------------------------------------------------------------------
Net Income (Loss)	(1)	(2)	-	-
Preferred dividend requirement	-	-	-	-
-------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$(1)	$(2)	$-	$-
==================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated	Pacific Energy Fuels Company	Pacific Gas Properties Company
-------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	1	-	-
-------------------------------------------------------------------------------------
Total operating revenues	-	1	-	-
-------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	1	-	-
Depreciation, amortization, and decommissioning	-	1	-	-
Reorganization professional fees and expenses	-	-	-	-
-------------------------------------------------------------------------------------
Total operating expenses	-	2	-	-
-------------------------------------------------------------------------------------
Operating Income (Loss)	-	(1)	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
-------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(1)	-	-
Income tax provision	-	-	-	-
-------------------------------------------------------------------------------------
Net Income (Loss)	-	(1)	-	-
Preferred dividend requirement	-	-	-	-
-------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$(1)	$-	$-
==================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company	Eureka Energy Company
---------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
---------------------------------------------------------------------------
Total operating revenues	-	-	-	-
---------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
---------------------------------------------------------------------------
Total operating expenses	-	-	-	-
---------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
---------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
---------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
---------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
============================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital I
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	4	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	4	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	(4)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	112	-	-	-
Interest expense	(106)	-	-	10
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	(10)
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	2	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	2	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$2	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
Newco Energy Corporation (Consolidated)
----------------------------
Operating Revenues
Electric	$-
Natural gas	-
----------------------------
Total operating revenues	-
----------------------------
Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Depreciation, amortization, and decommissioning	-
Reorganization professional fees and expenses	-
----------------------------
Total operating expenses	-
----------------------------
Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-
----------------------------
Income (Loss) Before Income Taxes	-
Income tax provision	-
----------------------------
Net Income (Loss)	-
Preferred dividend requirement	-
----------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-
=================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Total Subsidiaries	ETrans LLC	GTrans LLC	Electric Generation LLC (Consolidated)
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC	Total Subsidiaries
----------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-	-
Preferred dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-	$-
===========================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum-Spaulding Project LLC
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Haas-Kings River Project LLC	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC
--------------------------------------------------------------------------------------
Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-
--------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------
Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
--------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$-	$-	$-	$-
===================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
Upper NF Feather River Project LLC
---------------------
Operating Revenues
Electric	$-
Natural gas	-
---------------------
Total operating revenues	-
---------------------
Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Depreciation, amortization, and decommissioning	-
Reorganization professional fees and expenses	-
---------------------
Total operating expenses	-
---------------------
Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-
---------------------
Income (Loss) Before Income Taxes	-
Income tax provision	-
---------------------
Net Income (Loss)	-
Preferred dividend requirement	-
---------------------
Income (Loss) Available for (Allocated to) Common Stock	$-
============

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries
	---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$3,343	$-	$3,343	$3,329	$14
Restricted cash	150	-	150	83	67
Accounts receivable:
Customers	1,900	-	1,900	1,900	-
Related parties	17	(797)	814	32	782
Regulatory balancing accounts	98	-	98	98	-
Inventories	275	-	275	275	-
Income taxes receivable	50	-	50	50	-
Prepaid expenses	110	-	110	110	-
Deferred income taxes	5	-	5	5	-
	---------------------------------------------------------------------------------------------
Total current assets	5,948	(797)	6,745	5,882	863
	---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	18,922	-	18,922	18,922	-
Gas	8,123	-	8,123	8,093	30
Construction work in progress	427	-	427	427	-
	---------------------------------------------------------------------------------------------
Total property, plant and equipment	27,472	-	27,472	27,442	30
Accumulated depreciation and decommissioning	(13,515)	-	(13,515)	(13,505)	(10)
	---------------------------------------------------------------------------------------------
Net property, plant and equipment	13,957	-	13,957	13,937	20
	---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(521)	521	521	-
Regulatory assets	2,011	-	2,011	2,011	-
Nuclear decommissioning funds	1,335	-	1,335	1,335	-
Other	1,300	(1,121)	2,421	1,291	1,130
	---------------------------------------------------------------------------------------------
Total other noncurrent assets	4,646	(1,642)	6,288	5,158	1,130
	---------------------------------------------------------------------------------------------
TOTAL ASSETS	$24,551	$(2,439)	$26,990	$24,977	$2,013
	=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries
	---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$281	$-	$281	$281	$-
Current portion of rate reduction bonds	290	-	290	-	290
Accounts payable:
Trade creditors	380	-	380	380	-
Related parties	130	(782)	912	900	12
Regulatory balancing accounts	360	-	360	360	-
Other	374	(15)	389	389	-
Interest payable	126	-	126	124	2
Income taxes payable	-	-	-	1	(1)
Other	625	-	625	625	-
	---------------------------------------------------------------------------------------------
Total current liabilities	2,566	(797)	3,363	3,060	303
	---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	2,739	(28)	2,767	2,739	28
Rate reduction bonds	1,160	(653)	1,813	653	1,160
Regulatory liabilities	1,461	-	1,461	1,461	-
Deferred income taxes	1,485	-	1,485	1,485	-
Deferred tax credits	144	-	144	144	-
Other	1,274	3	1,271	1,271	-
	---------------------------------------------------------------------------------------------
Total noncurrent liabilities	8,263	(678)	8,941	7,753	1,188
	---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	5,605	-	5,605	5,605	-
Trade creditors	3,786	-	3,786	3,786	-
	---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	9,391	-	9,391	9,391	-
	---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	137	-	137	137	-
	---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	145	-	145	145	-
Redeemable preferred stock	149	-	149	149	-
Common stock	3,570	(544)	4,114	3,570	544
Common stock held by subsidiary, at cost	(475)	(475)	-	-	-
Reinvested earnings (accumulated deficit)	805	55	750	772	(22)
Accumulated other comprehensive income (loss)	-	-	-	-	-
	---------------------------------------------------------------------------------------------
Total stockholders' equity	4,194	(964)	5,158	4,636	522
	---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$24,551	$(2,439)	$26,990	$24,977	$2,013
	=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	7	-	-	1
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	7	-	-	1
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	30
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	30
Accumulated depreciation and decommissioning	-	-	-	-	(10)
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	20
---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$7	$-	$-	$21
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	(1)
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	(1)
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	28
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	28
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	11	-	-	11
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	(4)	-	-	(17)
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	7	-	-	(6)
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$7	$-	$-	$21
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Energy Fuels Company	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-		-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Energy Fuels Company	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	10	-	1	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	10	-	1	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	17	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	(10)	-	(18)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	(10)	-	(1)	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital I
----------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$14	$-	$-	$-
Restricted cash	-	67	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	1	766	7	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total current assets	1	847	7	-	-
----------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	4	658	468	-	-
----------------------------------------------------------------------------------------------
Total other noncurrent assets	4	658	468	-	-
----------------------------------------------------------------------------------------------
TOTAL ASSETS	$5	$1,505	$475	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital I
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	290	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	1	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	2	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	1	292	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	1,160	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	1,160	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	4	26	475	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	27	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	4	53	475	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5	$1,505	$475	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)
----------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)
----------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Related parties
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
----------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
----------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
---------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	Electric Generation LLC (Consolidated)
----------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	-
Restricted cash	-	-	-
Accounts receivable:
Customers	-	-	-
Related parties	-	-	-
Regulatory balancing accounts	-	-	-
Inventories	-	-	-
Income taxes receivable	-	-	-
Prepaid expenses	-	-	-
Deferred income taxes	-	-	-
----------------------------------------------------------
Total current assets	-	-	-
----------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-
Gas	-	-	-
Construction work in progress	-	-	-
----------------------------------------------------------
Total property, plant and equipment	-	-	-
Accumulated depreciation and decommissioning	-	-	-
----------------------------------------------------------
Net property, plant and equipment	-	-	-
----------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-
Regulatory assets	-	-	-
Nuclear decommissioning funds	-	-	-
Other	-	-	-
----------------------------------------------------------
Total other noncurrent assets	-	-	-
----------------------------------------------------------
TOTAL ASSETS	$-	$-	$-
==================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	Electric Generation LLC (Consolidated)
----------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-
Current portion of rate reduction bonds	-	-	-
Accounts payable:
Trade creditors	-	-	-
Related parties	-	-	-
Regulatory balancing accounts	-	-	-
Other	-	-	-
Interest payable	-	-	-
Income taxes payable	-	-	-
Other	-	-	-
----------------------------------------------------------
Total current liabilities	-	-	-
----------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-
Rate reduction bonds	-	-	-
Regulatory liabilities	-	-	-
Deferred income taxes	-	-	-
Deferred tax credits	-	-	-
Other	-	-	-
----------------------------------------------------------
Total noncurrent liabilities	-	-	-
----------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-
Trade creditors	-	-	-
----------------------------------------------------------
Total liabilities subject to compromise	-	-	-
----------------------------------------------------------
Commitments and Contingencies	-	-	-
----------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-
----------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-
Redeemable preferred stock	-	-	-
Common stock	-	-	-
Common stock held by subsidiary, at cost	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-
----------------------------------------------------------
Total stockholders' equity	-	-	-
----------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-
==================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Inventories	-	-	-	-
Income taxes receivable	-	-	-	-
Prepaid expenses	-	-	-	-
Deferred income taxes	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	-	-	-
Income taxes payable	-	-	-	-
Other	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	-	-	-
Regulatory liabilities	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Other	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-
Trade creditors	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Total Subsidiaries	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Total Subsidiaries	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC
---------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC
---------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
---------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
---------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
---------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
---------------------------------------------------------------------------------------------
Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
---------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
=======================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(989)	$16	$(1,005)	$(1,022)	$17
Net income (loss)	1,819	1	1,818	1,819	(1)
Preferred stock dividend requirement	(25)	-	(25)	(25)	-
Dividends	-	38	(38)	-	(38)
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$805	$55	$750	$772	$(22)
=============================================================

	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$16	$(4)	$-	$-	$(17)
Net income (loss)	(2)	-	-	-	(1)
Preferred stock dividend requirement	-	-	-	-	-
Dividends	(14)	-	-	-	1
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$(4)	$-	$-	$(17)
=============================================================

	Pacific Energy Fuels Company	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$(10)	$-	$(18)	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$(10)	$-	$(18)	$-
=============================================================

	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital I
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$25	$25	$-	$-
Net income (loss)	-	2	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	(25)	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$27	$-	$-	$-
=============================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

	ETrans LLC	GTrans LLC	Electric Generation LLC (Consolidated)
------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-
Net income (loss)	-	-	-
Preferred stock dividend requirement	-	-	-
Dividends	-	-	-
------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-
=======================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC	Total Subsidiaries
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC	Crane Valley Project LLC
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC	Hamilton Branch Project LLC
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2002
(in millions)
(unaudited)
	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC	Potter Valley Project LLC
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
Dividends	-	-	-	-	-
-------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
=============================================================

	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC
---------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-
Dividends	-	-	-	-
---------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-
===================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
-------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$2,027	$(3,707)	$-	$-	$-
Equity in earnings of subsidiaries	48	9,289	(2,329)	(2,268)	(2,346)
-------------------------------------------------------------------------------------------
Total operating revenues	2,075	5,582	(2,329)	(2,268)	(2,346)
-------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	1,417	(3,332)	-	-	-
Operating and maintenance	512	(253)	-	41	-
Impairments, write-offs, and other charges	2,767	1	-	37	-
Depreciation and amortization	116	-	-	-	-
-------------------------------------------------------------------------------------------
Total operating expenses	4,812	(3,584)	-	78	-
-------------------------------------------------------------------------------------------
Operating Income (Loss)	(2,737)	9,166	(2,329)	(2,346)	(2,346)
Interest income	18	(79)	-	76	-
Interest expense	(202)	79	-	(105)	(3)
Other income (expense)	40	(2)	-	5	1
-------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(2,881)	9,164	(2,329)	(2,370)	(2,348)
Income tax provision (benefit)	(656)	472	-	(41)	(1)
-------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(2,225)	8,692	(2,329)	(2,329)	(2,347)
Discontinued operations	(1,137)	(503)	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(3,362)	8,189	(2,329)	(2,329)	(2,347)
Cumulative effect of a change in an accounting principle (net of applicable income tax of $42 million)	(61)	-	-	-	-
-------------------------------------------------------------------------------------------
Net Income (Loss)	$(3,423)	$8,189	$(2,329)	$(2,329)	$(2,347)
======================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC (Consolidated)	PG&E Generating Company, LLC (Consolidated)	PG&E Generating Services, LLC (Consolidated)	PG&E Energy Trading Holdings, LLC (Consolidated)
----------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$4	$851	$319	$4,306
Equity in earnings of subsidiaries	(2,346)	-	48	-	-
----------------------------------------------------------------------------------------------
Total operating revenues	(2,346)	4	899	319	4,306
----------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	564	-	4,182
Operating and maintenance	-	4	167	374	113
Impairments, write-offs, and other charges	-	-	2,259	369	101
Depreciation and amortization	-	-	40	14	16
----------------------------------------------------------------------------------------------
Total operating expenses	-	4	3,030	757	4,412
----------------------------------------------------------------------------------------------
Operating Income (Loss)	(2,346)	-	(2,131)	(438)	(106)
Interest income	-	-	3	-	14
Interest expense	-	(1)	(120)	(8)	(8)
Other income (expense)	1	-	10	1	(1)
----------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(2,345)	(1)	(2,238)	(445)	(101)
Income tax provision (benefit)	5	(2)	(857)	(184)	(96)
----------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(2,350)	1	(1,381)	(261)	(5)
Discontinued operations	-	-	(615)	-	(19)
----------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(2,350)	1	(1,996)	(261)	(24)
Cumulative effect of a change in an accounting principle (net of applicable income tax of $42 million)	-	-	(61)	-	-
----------------------------------------------------------------------------------------------
Net Income (Loss)	$(2,350)	$1	$(2,057)	$(261)	$(24)
========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas, Inc. (Consolidated)	Quantum Ventures (Consolidated)	PG&E Gas Transmission Corporation (Consolidated)
--------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$1	$253
Equity in earnings of subsidiaries	-	-	-
--------------------------------------------------------
Total operating revenues	-	1	253
--------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	3	-
Operating and maintenance	-	3	63
Impairments, write-offs, and other charges	-	-	-
Depreciation and amortization	-	-	46
--------------------------------------------------------
Total operating expenses	-	6	109
--------------------------------------------------------
Operating Income (Loss)	-	(5)	144
Interest income	-	-	4
Interest expense	-	(1)	(35)
Other income (expense)	-	15	10
--------------------------------------------------------
Income (Loss) Before Income Taxes	-	9	123
Income tax provision (benefit)	-	4	44
--------------------------------------------------------
Income (Loss) from Continuing Operations	-	5	79
Discontinued operations		-	-
--------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	5	79
Cumulative effect of a change in an accounting principle	-	-	-
--------------------------------------------------------
Net Income (Loss)	$-	$5	$79
=================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Properties Holdings, LLC (Consolidated)	Eliminations and Adjustments	Properties Holdings, LLC	Gilia Enterprises	Oat Creek Associates Joint Venture
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$4	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	(3)	2	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	4	(3)	2	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	4	-	2	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	4	-	2	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(3)	-	-	-
Interest income	-	-	-	-	-
Interest expense	(1)	-	-	-	-
Other income (expense)	-	(1)	(1)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(1)	(4)	(1)	-	-
Income tax provision (benefit)	(2)	-	(2)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	1	(4)	1	-	-
Discontinued operations	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	1	(4)	1	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$1	$(4)	$1	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	DPR, Inc.	The Conaway Ranch Company	Conaway Conservancy Group Joint Venture	BPS I, Inc.	Marengo Ranch Joint Venture
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$4	$-	$-
Equity in earnings of subsidiaries	-	1	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	1	4	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	1	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	1	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	1	3	-	-
Interest income	-	-	-	-	-
Interest expense	-	(1)	-	-	-
Other income (expense)	-	1	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	1	3	-	-
Income tax provision (benefit)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	1	3	-	-
Discontinued operations	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	1	3	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$1	$3	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Alhambra Pacific Joint Venture	Valley Real Estate, Inc.
----------------------------------------
Operating Revenues
Energy commodities and services	$-	$-
Equity in earnings of subsidiaries	-	-
----------------------------------------
Total operating revenues	-	-
----------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-
Operating and maintenance	1	-
Impairments, write-offs, and other charges	-	-
Depreciation and amortization	-	-
----------------------------------------
Total operating expenses	1	-
----------------------------------------
Operating Income (Loss)	(1)	-
Interest income	-	-
Interest expense	-	-
Other income (expense)	1	-
----------------------------------------
Income (Loss) Before Income Taxes	-	-
Income tax provision (benefit)	-	-
----------------------------------------
Income (Loss) from Continuing Operations	-	-
Discontinued operations	-	-
----------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-
Cumulative effect of a change in an accounting principle	-	-
----------------------------------------
Net Income (Loss)	$-	$-
========================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Company, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
-----------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$851	$(97)	$-	$(845)	$-
Equity in earnings of subsidiaries	48	5,025	(2,019)	(2,088)	(1)
-----------------------------------------------------------------------------------------------
Total operating revenues	899	4,928	(2,019)	(2,933)	(1)
-----------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	564	(103)	-	(586)	-
Operating and maintenance	167	3	24	(244)	-
Impairments, write-offs, and other charges	2,259	(2)	-	43	3
Depreciation and amortization	40	1	-	(83)	-
-----------------------------------------------------------------------------------------------
Total operating expenses	3,030	(101)	24	(870)	3
-----------------------------------------------------------------------------------------------
Operating Income (Loss)	(2,131)	5,029	(2,043)	(2,063)	(4)
Interest income	3	(75)	3	(46)	-
Interest expense	(120)	78	(53)	39	-
Other income (expense)	10	2	-	7	-
-----------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(2,238)	5,034	(2,093)	(2,063)	(4)
Income tax provision (benefit)	(857)	7	(31)	11	(2)
-----------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(1,381)	5,027	(2,062)	(2,074)	(2)
Discontinued operations	(615)	-	-	(624)	-
-----------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(1,996)	5,027	(2,062)	(2,698)	(2)
Cumulative effect of a change in an accounting principle (net of applicable income taxes of $42 million)	(61)	(37)	-	-	-
-----------------------------------------------------------------------------------------------
Net Income (Loss)	$(2,057)	$4,990	$(2,062)	$(2,698)	$(2)
========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	MidColumbia Power Corporation
-----------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$7	$-	$-	$-
Equity in earnings of subsidiaries	(2)	-	-	-	-
-----------------------------------------------------------------------------------------------
Total operating revenues	(2)	7	-	-	-
-----------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	8	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Total operating expenses	-	8	-	-	-
-----------------------------------------------------------------------------------------------
Operating Income (Loss)	(2)	(1)	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	(1)	-	-	-
Other income (expense)	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(2)	(2)	-	-	-
Income tax provision (benefit)	(1)	-	-	-	-
-----------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(1)	(2)	-	-	-
Discontinued operations	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(1)	(2)	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Net Income (Loss)	$(1)	$(2)	$-	$-	$-
========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	(42)	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	(42)	-	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	95	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	95	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(137)	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(137)	-	-	-
Income tax provision (benefit)	-	(44)	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	(93)	-	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	(93)	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$(93)	$-	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$143
Equity in earnings of subsidiaries	-	-	(40)	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	(40)	-	143
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	104
Operating and maintenance	-	-	-	-	19
Impairments, write-offs, and other charges	-	-	91	-	61
Depreciation and amortization	-	-	-	-	7
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	91	-	191
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	(131)	-	(48)
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	(34)
Other income (expense)	-	-	(1)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	(132)	-	(82)
Income tax provision (benefit)	-	-	(42)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	(90)	-	(82)
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	(90)	-	(82)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$(90)	$-	$(82)
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.	Mantua Creek Urban Renewal, L.P.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	(142)	(137)	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	(142)	(137)	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	279	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	279	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(142)	(137)	(279)	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(142)	(137)	(279)	-
Income tax provision (benefit)	-	(59)	(57)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	(83)	(80)	(279)	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	(83)	(80)	(279)	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$(83)	$(80)	$(279)	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.	First Massachusetts Land Company, LLC
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$1,270	$-
Equity in earnings of subsidiaries	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	1,270	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	995	-
Operating and maintenance	-	-	-	240	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	66	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	1,301	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	(31)	-
Interest income	-	-	-	46	-
Interest expense	-	-	-	(2)	-
Other income (expense)	-	-	-	(13)	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	(74)	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$(74)	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	USGen Services Company, LLC	PG&E Generating New England, Inc.	PG&E Generating New England, LLC	Attala Energy Company, LLC	Attala Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$	$-	$-	$35	$-
Equity in earnings of subsidiaries	-	-	-	-	(18)
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	35	(18)
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	36	-
Operating and maintenance	-	-	-	1	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	12	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	49	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	(14)	(18)
Interest income	-	-	-	-	6
Interest expense	-	-	-	(38)	(11)
Other income (expense)	-	-	-	16	(1)
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	(36)	(24)
Income tax provision (benefit)	-	-	-	(14)	(9)
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	(22)	(15)
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	(22)	(15)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$(22)	$(15)
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	Smithland Hydroelectric Partners, Ltd.	Cannelton Hydroelectric Project, L.P.	San Gorgonio Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$57	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	8
------------------------------------------------------------------------------------------------
Total operating revenues	57	-	-	-	8
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	18	-	-	-	-
Operating and maintenance	45	-	-	-	-
Impairments, write-offs, and other charges	-	18	-	-	-
Depreciation and amortization	7	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	70	18	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(13)	(18)	-	-	8
Interest income	-	-	-	-	-
Interest expense	(5)	-	-	-	-
Other income (expense)	(1)	1	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(19)	(17)	-	-	8
Income tax provision (benefit)	-	(6)	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(19)	(11)	-	-	8
Discontinued operations	-	-	-	-	1
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(19)	(11)	-	-	9
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(19)	$(11)	$-	$-	$9
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Mountain View Power Partners, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$106
Equity in earnings of subsidiaries	-	(586)	(18)	2	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	(586)	(18)	2	106
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	73
Operating and maintenance	-	4	-	-	14
Impairments, write-offs, and other charges	-	179	37	37	-
Depreciation and amortization	-	-	-	-	5
------------------------------------------------------------------------------------------------
Total operating expenses	-	183	37	37	92
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(769)	(55)	(35)	14
Interest income	-	59	9	-	-
Interest expense	-	(68)	-	-	(9)
Other income (expense)	-	(1)	1	1	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(779)	(45)	(34)	5
Income tax provision (benefit)	-	(80)	(10)	(14)	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	(699)	(35)	(20)	5
Discontinued operations	8	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	8	(699)	(35)	(20)	5
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$8	$(699)	$(35)	$(20)	$5
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Black Hawk Power Corporation	Athens Generating Company, L.P.	Peach I Power Corporation	Long Creek Power Corporation	Long Creek Generating Company, LLC
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	4	-	4	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	4	-	4	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	(9)	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	97	-	93	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	97	(9)	93	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(93)	9	(89)	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	(1)	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(93)	8	(89)	-	-
Income tax provision (benefit)	(38)	-	(36)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(55)	8	(53)	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(55)	8	(53)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(55)	$8	$(53)	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	La Paloma Power Corporation	La Paloma Generating Company, LLC	Liberty Generating Corporation	Liberty Urban Renewal, LLC	Liberty Generating Company
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	(80)	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	(80)	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	2	-	-	-
Impairments, write-offs, and other charges	263	78	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	263	80	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(343)	(80)	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(343)	(80)	-	-	-
Income tax provision (benefit)	(122)	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(221)	(80)	-	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(221)	(80)	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(221)	$(80)	$-	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation	Harquahala Generating Company, LLC
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	334	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	334	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	(334)	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	(334)	-
Income tax provision (benefit)	-	-	-	(134)	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	(200)	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	(200)	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$(200)	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Madison Wind Power Corporation	Madison Windpower, LLC	Okeechobee Power Corporation	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$1	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	(24)
------------------------------------------------------------------------------------------------
Total operating revenues	-	1	-	-	(24)
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	1	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	88
Depreciation and amortization	-	1	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	2	-	-	88
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(1)	-	-	(112)
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	1	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	(112)
Income tax provision (benefit)	-	-	-	-	(46)
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	(66)
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-	(66)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$-	$(66)
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Dispersed Gen Properties, LLC	Peak Power Generating Company, Inc.	Covert Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$19	$10	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	19	10	-	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	1	-	-	-	-
Operating and maintenance	8	2	-	-	-
Impairments, write-offs, and other charges	30	-	-	-	384
Depreciation and amortization	7	1	-	2	-
------------------------------------------------------------------------------------------------
Total operating expenses	46	3	-	2	384
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(27)	7	-	(2)	(384)
Interest income	-	-	-	-	-
Interest expense	-	(2)	-	-	-
Other income (expense)	(1)	(1)	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(28)	4	-	(2)	(384)
Income tax provision (benefit)	-	-	-	(1)	(141)
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(28)	4	-	(1)	(243)
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(28)	4	-	(1)	(243)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(28)	$4	$-	$(1)	$(243)
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$12	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	12	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	11	-	-	-	-
Operating and maintenance	1	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	12	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	41	2	48	3	39
------------------------------------------------------------------------------------------------
Total operating revenues	41	2	48	3	39
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	51	-	-
Depreciation and amortization	-	-	-	1	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	51	1	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	41	2	(3)	2	39
Interest income	1	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	(3)	-	1	1	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	39	2	(2)	3	39
Income tax provision (benefit)	(2)	1	-	1	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	41	1	(2)	2	39
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	41	1	(2)	2	39
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$41	$1	$(2)	$2	$39
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Altresco, Inc.	Pittsfield Generating Company, L.P.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$99	$-	$-	$-
Equity in earnings of subsidiaries	29	-	1	2	-
------------------------------------------------------------------------------------------------
Total operating revenues	29	99	1	2	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	24	-	-	-
Operating and maintenance	-	41	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	3	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	68	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	29	31	1	2	-
Interest income	-	-	-	-	-
Interest expense	-	(2)	-	(1)	-
Other income (expense)	-	-	(1)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	29	29	-	1	-
Income tax provision (benefit)	12	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	17	29	-	1	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	17	29	-	1	-
Cumulative effect of a change in an accounting principle (net of applicable income taxes)	21	37	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$38	$66	$-	$1	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	1	7	17	1	-
------------------------------------------------------------------------------------------------
Total operating revenues	1	7	17	1	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	6	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	6	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	1	7	11	1	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	(1)	(1)	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	1	7	10	-	-
Income tax provision (benefit)	-	-	4	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	1	7	6	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	1	7	6	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$1	$7	$6	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation
------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-
Equity in earnings of subsidiaries	-	-	17
------------------------------------------------------------
Total operating revenues	-	-	17
------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-
Operating and maintenance	-	-	-
Impairments, write-offs, and other charges	-	-	-
Depreciation and amortization	-	-	-
------------------------------------------------------------
Total operating expenses	-	-	-
------------------------------------------------------------
Operating Income (Loss)	-	-	17
Interest income	-	-	-
Interest expense	-	-	-
Other income (expense)	-	-	-
------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	17
Income tax provision (benefit)	-	-	7
------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	10
Discontinued operations	-	-	-
------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	10
Cumulative effect of a change in an accounting principle	-	-	-
------------------------------------------------------------
Net Income (Loss)	$-	$-	$10
====================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation	Hermiston Generating Company, L.P.	Buckeye Power Corporation	Raptor Holdings Company
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$34	$-	$-
Equity in earnings of subsidiaries	-	9	-	2	(7)
------------------------------------------------------------------------------------------------
Total operating revenues	-	9	34	2	(7)
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	(9)	9	(2)	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	4	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	(9)	13	(2)	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	18	21	4	(7)
Interest income	-	-	-	-	-
Interest expense	-	-	(10)	-	-
Other income (expense)	-	1	1	-	1
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	19	12	4	(6)
Income tax provision (benefit)	-	7	-	1	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	12	12	3	(6)
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	12	12	3	(6)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$12	$12	$3	$(6)
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	(3)	(25)	-	1	-
------------------------------------------------------------------------------------------------
Total operating revenues	(3)	(25)	-	1	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(3)	(25)	-	1	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	1	-	-	1	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(2)	(25)	-	2	-
Income tax provision (benefit)	5	(10)	-	1	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(7)	(15)	-	1	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(7)	(15)	-	1	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(7)	$(15)	$-	$1	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Merlin Power Corporation	Fellows Generating Company, L.P.	Pelican Power Corporation	Peregrine Power Corporation	Heron Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	15	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	15	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	15	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	15	-
Income tax provision (benefit)	-	-	(12)	6	(10)
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	12	9	10
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	12	9	10
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$12	$9	$10
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Gator Generating Company, L.P.	Jaeger Power Corporation	Falcon Power Corporation	Scrubgrass Power Corp.	Eucalyptus Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	(7)	7	2	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	(7)	7	2	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(7)	7	2	-
Interest income	-	-	-	-	-
Interest expense	-	(1)	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(8)	7	2	-
Income tax provision (benefit)	-	(3)	3	1	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	(5)	4	1	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	(5)	4	1	-
Cumulative effect of a change in an accounting principle	-	(8)	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$(13)	$4	$1	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation	Loon Power Corporation	Iroquois Pipeline Investment, LLC
-------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-
-------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
-------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-
Operating and maintenance	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-
Depreciation and amortization	-	-	-	-
-------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
-------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Other income (expense)	-	-	-	-
-------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision (benefit)	-	-	-	-
-------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-
Discontinued operations	-	-	-	-
-------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-
-------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$-
====================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Services, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$319	$(50)	$-	$2	$2
Equity in earnings of subsidiaries	-	427	(261)	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	319	377	(261)	2	2
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	374	(50)	-	2	2
Impairments, write-offs, and other charges	369	(1)	-
Depreciation and amortization	14	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	757	(51)	-	2	2
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(438)	428	(261)	-	-
Interest income	-	-	-	-	-
Interest expense	(8)	-	-	-	-
Other income (expense)	1	(1)	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(445)	427	(261)	-	-
Income tax provision (benefit)	(184)	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(261)	427	(261)	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(261)	427	(261)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(261)	$427	$(261)	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC
------------------------------------------------------------
Operating Revenues
Energy commodities and services	$3	$-	$-
Equity in earnings of subsidiaries	-	-	-
------------------------------------------------------------
Total operating revenues	3	-	-
------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-
Operating and maintenance	3	-	-
Impairments, write-offs, and other charges	-	-	-
Depreciation and amortization	-	-	-
------------------------------------------------------------
Total operating expenses	3	-	-
------------------------------------------------------------
Operating Income (Loss)	-	-	-
Interest income	-	-	-
Interest expense	-	-	-
Other income (expense)	-	-	-
------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-
Income tax provision (benefit)	-	-	-
------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-
Discontinued operations	-	-	-
------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-
------------------------------------------------------------
Net Income (Loss)	$-	$-	$-
====================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	(163)	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	(163)	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	1	-	-	-	-
Impairments, write-offs, and other charges	274	-		-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	275	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(275)	-	-	(163)	-
Interest income	-	-	-	-	-
Interest expense	(8)	-	-	-	-
Other income (expense)	1	-	-	1	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(282)	-	-	(162)	-
Income tax provision (benefit)	(117)	-	-	(66)	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(165)	-	-	(96)	-
Discontinued operations	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(165)	-	-	(96)	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(165)	$-	$-	$(96)	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation	Topaz Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$61	$-	$301	$-	$-
Equity in earnings of subsidiaries	-	(3)	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	61	(3)	301	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	50	-	366	-	-
Impairments, write-offs, and other charges	-	-	96	-	-
Depreciation and amortization	1	-	13	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	51	-	475	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	10	(3)	(174)	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	(1)	-	1	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	9	(3)	(173)	-	-
Income tax provision (benefit)	-	(1)	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	9	(2)	(173)	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	9	(2)	(173)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$9	$(2)	$(173)	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
-----------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-
-----------------------------------------------------------
Total operating revenues	-	-	-
-----------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-
Operating and maintenance	-	-	-
Impairments, write-offs, and other charges	-	-	-
Depreciation and amortization	-	-	-
-----------------------------------------------------------
Total operating expenses	-	-	-
-----------------------------------------------------------
Operating Income (Loss)	-	-	-
Interest income	-	-	-
Interest expense	-	-	-
Other income (expense)	-	-	-
-----------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-
Income tax provision (benefit)	-	-	-
-----------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-
Discontinued operations	-	-	-
-----------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-
-----------------------------------------------------------
Net Income (Loss)	$-	$-	$-
=======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Energy Trading Holdings, LLC (Consolidated)	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
-------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$4,306	$732	$-	$7	$-
Equity in earnings of subsidiaries	-	180	(39)	(38)	(117)
-------------------------------------------------------------------------------------------------
Total operating revenues	4,306	912	(39)	(31)	(117)
-------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	4,182	712	-	-	-
Operating and maintenance	113	-	-	14	-
Impairments, write-offs, and other charges	101	27	-	-	-
Depreciation and amortization	16	(35)	-	-	-
-------------------------------------------------------------------------------------------------
Total operating expenses	4,412	704	-	14	-
-------------------------------------------------------------------------------------------------
Operating Income (Loss)	(106)	208	(39)	(45)	(117)
Interest income	14	(2)	-	5	-
Interest expense	(8)	5	-	(4)	-
Other income (expense)	(1)	(3)	-	1	(1)
-------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(101)	208	(39)	(43)	(118)
Income tax provision (benefit)	(96)	11	-	(4)	(112)
-------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(5)	197	(39)	(39)	(6)
Discontinued operations	(19)	-	-	-	-
-------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(24)	197	(39)	(39)	(6)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
-------------------------------------------------------------------------------------------------
Net Income (Loss)	$(24)	$197	$(39)	$(39)	$(6)
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading - Gas Corporation	PG&E Energy Trading - Canada Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$2,487	$-	$-	$639	$441
Equity in earnings of subsidiaries	-	-	-	1	-
------------------------------------------------------------------------------------------------
Total operating revenues	2,487	-	-	640	441
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	2,432	-	-	605	433
Operating and maintenance	77	-	-	16	6
Impairments, write-offs, and other charges	74	-	-	22	(22)
Depreciation and amortization	22	-	-	27	2
------------------------------------------------------------------------------------------------
Total operating expenses	2,605	-	-	670	419
------------------------------------------------------------------------------------------------
Operating Income (Loss)	(118)	-	-	(30)	22
Interest income	5	-	-	5	-
Interest expense	(7)	-	-	(2)	-
Other income (expense)	1	-	-	1	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(119)	-	-	(26)	22
Income tax provision (benefit)	-	-	-	(16)	4
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(119)	-	-	(10)	18
Discontinued operations	-	-	-	-	(19)
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	(119)	-	-	(10)	(1)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$(119)	$-	$-	$(10)	$(1)
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	CEG Energy Options Inc.	IQ2 Power Corporation	949675 Alberta Ltd	955846 Alberta Ltd	982979 Alberta Ltd
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Discontinued operations	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	994819 Alberta Ltd	IQ2 Commuuications Inc.	Times Three Austin Ltd.	Times Three Calgary Ltd.
-------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-
-------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
-------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-
Operating and maintenance	-	-	-	-
Impairments, write-offs, and other charges	-		-	-
Depreciation and amortization	-	-	-	-
-------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
-------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Other income (expense)	-	-	-	-
-------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision (benefit)	-	-	-	-
-------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-
Discontinued operations	-	-	-	-
-------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-
-------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$-
===============================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	True Quote LLC	Virtual Credit Services, LLC	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	13	-	-
------------------------------------------------------------------------------------------------
Total operating revenues	-	-	13	-	-
------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	13	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	1	-	-
Other income (expense)	-	-	(2)	-	-
------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	12	-	-
Income tax provision (benefit)	-	-	32	-	-
------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	(20)	-	-
Discontinued operations	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	(20)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$(20)	$-	$-
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rocksavage Services I, Inc.
----------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-	-
Operating and maintenance	-	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-	-
Interest income	1	-	-	-	-	-
Interest expense	(1)	-	-	-	-	-
Other income (expense)	2	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	2	-	-	-	-	-
Income tax provision (benefit)	(11)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	13	-	-	-	-	-
Discontinued operations	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	13	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$13	$-	$-	$-	$-	$-
==================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas, Inc. (Consolidated)	Eliminations and Adjustments	PG&E Overseas, Inc	PG&E Overseas, Ltd.	PG&E Pacific I Ltd.	PG&E Pacific II, Ltd.
----------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$-	$-	$-	$-	$-
Equity in earnings of subsidiaries	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-	-
Operating and maintenance	-	-	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-	-
Interest income	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-
Other income (expense)	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-	-
Discontinued operations	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$-	$-	$-	$-	$-	$-
==================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	Quantum Ventures (Consolidated)	Eliminations and Adjustments	Quantum Ventures	Creston Financial Group, Inc.	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
----------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$1	$-	$-	$-	$-	$1
Equity in earnings of subsidiaries	-	(5)	5	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating revenues	1	(5)	5	-	-	1
----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	3	-	-	-	-	3
Operating and maintenance	3	-	-	-	-	3
Impairments, write-offs, and other charges	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating expenses	6	-	-	-	-	6
----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(5)	(5)	5	-	-	(5)
Interest income	-	-	-	-	-	-
Interest expense	(1)	-	-	-	-	(1)
Other income (expense)	15	-	-	-	-	15
----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	9	(5)	5	-	-	9
Income tax provision (benefit)	4	-	-	-	-	4
----------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	5	(5)	5	-	-	5
Discontinued operations	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	5	(5)	5	-	-	5
Cumulative effect of a change in an accounting principle	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$5	$(5)	$5	$-	$-	$5
==================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Gas Transmission Corporation (Consolidated)	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation	North Baja Pipeline, LLC
---------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$253	$-	$-	$-	$4
Equity in earnings of subsidiaries	-	(159)	79	6	-
---------------------------------------------------------------------------------------------
Total operating revenues	253	(159)	79	6	4
---------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	63	1	-	-	1
Impairments, write-offs, and other charges	-	-	-	-	-
Depreciation and amortization	46	-	-	-	1
---------------------------------------------------------------------------------------------
Total operating expenses	109	1	-	-	2
---------------------------------------------------------------------------------------------
Operating Income (Loss)	144	(160)	79	6	2
Interest income	4	(1)	-	-	-
Interest expense	(35)	1	-	-	(1)
Other income (expense)	10	2	-	-	6
---------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	123	(158)	79	6	7
Income tax provision (benefit)	44	1	-	-	-
---------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	79	(159)	79	6	7
Discontinued operations	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	79	(159)	79	6	7
Cumulative effect of a change in an accounting principle	-	-	-	-	-
---------------------------------------------------------------------------------------------
Net Income (Loss)	$79	$(159)	$79	$6	$7
=======================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions)
(unaudited)
	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$-	$249	$-	$-	$-	$-
Equity in earnings of subsidiaries	73	1	-	-	-	-
------------------------------------------------------------------------------------------------------------
Total operating revenues	73	250	-	-	-	-
------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-	-
Operating and maintenance	-	61	-	-	-	-
Impairments, write-offs, and other charges	-	-	-	-	-	-
Depreciation and amortization	-	45	-	-	-	-
------------------------------------------------------------------------------------------------------------
Total operating expenses	-	106	-	-	-	-
------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	73	144	-	-	-	-
Interest income	-	5	-	-	-	-
Interest expense	-	(35)	-	-	-	-
Other income (expense)	-	2	-	-	-	-
------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	73	116	-	-	-	-
Income tax provision (benefit)	-	43	-	-	-	-
------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	73	73	-	-	-	-
Discontinued operations	-	-	-	-	-	-
------------------------------------------------------------------------------------------------------------
Net Income (Loss) Before Cumulative Effect of a Change in Accounting Principle	73	73	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-	-
------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$73	$73	$-	$-	$-	$-
================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
	-----------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$363	$1	$-	$88	$-
Restricted cash	181	(1)	-	3	-
Accounts receivable:
Customers	819	(1,296)	-	246	84
Related parties	44	(1)	-	-	-
Other	28	(323)	-	263	-
Price risk management	498	(426)	-	-	-
Inventories	72	-	-	-	-
Assets held for sale	707	(107)	-	-	-
Prepaid expenses and other	370	(28)	-	-	-
	-----------------------------------------------------------------------------------------------------------
Total current assets	3,082	(2,181)	-	600	84
	-----------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	2,553	-	-	-	-
Construction work in progress	1,133	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Total property, plant and equipment	3,686	-	-	-	-
Accumulated depreciation	(723)	1	-	-	-
	-----------------------------------------------------------------------------------------------------------
Net property, plant and equipment	2,963	1	-	-	-
	-----------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	403	(1,923)	138	815	428
Price risk management	398	(168)	-	-	-
Assets held for sale	916	(62)	-	-	-
Other	183	(308)	-	336	-
	-----------------------------------------------------------------------------------------------------------
Total other noncurrent assets	1,900	(2,461)	138	1,151	428
	-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$7,945	$(4,641)	$138	$1,751	$512
	===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
	-----------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Debt in default	$4,230	$-	$-	$1,473	$-
Long-term debt, classified as current	17	-	-	-	-
Accounts Payable:
Trade	893	(1,384)	-	161	169
Related Parties	47	(263)	-	8	1
Accrued liabilities	285	42	-	(14)	5
Price risk management	506	(427)	-	-	-
Liabilities of operations held for sale	699	(107)	-	-	-
Other	26	(1)	-	-	-
	-----------------------------------------------------------------------------------------------------------
Total current liabilities	6,703	(2,140)	-	1,628	175
	-----------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	957	(308)	-	-	-
Deferred income taxes	-	976	-	(15)	-
Price risk management	305	(168)	-	-	-
Liabilities of operations held for sale	793	(63)	-	-	-
Other	169	23	(1)	-	-
	-----------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	2,224	460	(1)	(15)	-
	-----------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Preferred Stock	58	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	3,086	(9,117)	3,086	3,086	2,572
Reinvested earnings (accumulated deficit)	(4,033)	6,101	(2,947)	(2,948)	(2,235)
Accumulated other comprehensive income (loss)	(93)	55	-	-	-
	-----------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(1,040)	(2,961)	139	138	337
	-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,945	$(4,641)	$138	$1,751	$512
	===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC (Consolidated)	PG&E Generating Company, LLC (Consolidated)	PG&E Generating Services, LLC (Consolidated)	PG&E Energy Trading Holdings, LLC (Consolidated)
	-----------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$1	$135	$39	$87
Restricted cash	-	-	157	-	22
Accounts receivable:
Customers	105	1	572	121	967
Related parties	-	-	-	2	33
Other	-	-	4	26	58
Price risk management	-	-	134	-	790
Inventories	-	-	24	-	40
Assets held for sale	-	-	554	-	260
Prepaid expenses and other	-	-	32	1	355
	-----------------------------------------------------------------------------------------------------------
Total current assets	105	2	1,612	189	2,612
	-----------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	48	534	56	98
Construction work in progress	-	-	1,098	-	-
	-----------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	48	1,632	56	98
Accumulated depreciation	-	(3)	(34)	(36)	(33)
	-----------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	45	1,598	20	65
	-----------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	543	-	402	-	-
Price risk management	-	-	152	-	414
Assets held for sale	-	-	970	-	8
Other	-	-	80	25	-
	-----------------------------------------------------------------------------------------------------------
Total other noncurrent assets	543	-	1,604	25	422
	-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$648	$47	$4,814	$234	$3,099
	===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC (Consolidated)	PG&E Generating Company, LLC (Consolidated)	PG&E Generating Services, LLC (Consolidated)	PG&E Energy Trading Holdings, LLC (Consolidated)
	-----------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Debt in default	$-	$-	$2,552	$205	$-
Long-term debt, classified as current	-	-	5	-	-
Accounts Payable:
Trade	85	18	745	44	1,014
Related Parties	-	-	271	6	11
Accrued liabilities	(2)	1	168	21	49
Price risk management	-	-	118	-	812
Liabilities of operations held for sale	-	-	601	-	205
Other	-	-	8	-	17
	-----------------------------------------------------------------------------------------------------------
Total current liabilities	83	19	4,468	276	2,108
	-----------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	112	13	578	-	-
Deferred income taxes	-	(24)	(1,027)	(112)	(17)
Price risk management	-	-	87	-	386
Liabilities of operations held for sale	-	-	849	-	7
Other	(1)	-	56	31	38
	-----------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	111	(11)	543	(81)	414
	-----------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	58	-	-
	-----------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	2,784	-	-	-	-
Reinvested earnings (accumulated deficit)	(2,330)	39	(107)	39	577
Accumulated other comprehensive income (loss)	-	-	(148)	-	-
	-----------------------------------------------------------------------------------------------------------
Total common stockholders' equity	454	39	(255)	39	577
	-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$648	$47	$4,814	$234	$3,099
	===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas, Inc. (Consolidated)	Quantum Ventures (Consolidated)	PG&E Gas Transmission Corporation (Consolidated)
	----------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$1	$11
Restricted cash	-	-	-
Accounts receivable:
Customers	-	-	19
Related parties	-	1	9
Other	-	-	-
Price risk management	-	-	-
Inventories	-	-	8
Assets held for sale	-	-	-
Prepaid expenses and other	-	-	10
	----------------------------------------------------------------
Total current assets	-	2	57
	----------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	1,817
Construction work in progress	-	-	35
	----------------------------------------------------------------
Total property, plant and equipment	-	-	1,852
Accumulated depreciation	-	-	(618)
	----------------------------------------------------------------
Net property, plant and equipment	-	-	1,234
	----------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-
Price risk management	-	-	-
Assets held for sale	-	-	-
Other	-	-	50
	----------------------------------------------------------------
Total other noncurrent assets	-	-	50
	----------------------------------------------------------------
TOTAL ASSETS	$-	$2	$1,341
	======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas, Inc. (Consolidated)	Quantum Ventures (Consolidated)	PG&E Gas Transmission Corporation (Consolidated)
	----------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Debt in default	$-	$-	$-
Long-term debt, classified as current	-	6	6
Accounts Payable:
Trade	-	17	24
Related Parties	-	-	13
Accrued liabilities	-	4	11
Price risk management	-	3	-
Liabilities of operations held for sale	-	-	-
Other	-	1	1
	----------------------------------------------------------------
Total current liabilities	-	31	55
	----------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	4	558
Deferred income taxes	-	(8)	227
Price risk management	-	-	-
Liabilities of operations held for sale	-	-	-
Other	1	(1)	23
	----------------------------------------------------------------
Total noncurrent liabilities	1	(5)	808
	----------------------------------------------------------------
Commitments and Contingencies	-	-	-
	----------------------------------------------------------------
Preferred Stock	-	-	-
	----------------------------------------------------------------
Common Stockholders' Equity
Common stock	5	233	437
Reinvested earnings (accumulated deficit)	(6)	(257)	41
Accumulated other comprehensive income (loss)	-	-	-
	----------------------------------------------------------------
Total common stockholders' equity	(1)	(24)	478
	----------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$2	$1,341
	======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Properties Holdings, LLC (Consolidated)	Eliminations and Adjustments	Properties Holdings, LLC	Gilia Enterprises
---------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$1	$-	$1	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	1	(40)	15	-
Related parties	-	-	-	-
Other	-	-	-	-
Price risk management	-	-	-	-
Inventories	-	-	-	-
Assets held for sale	-	-	-	-
Prepaid expenses and other	-	-	-	-
---------------------------------------------------------------------------------------
Total current assets	2	(40)	16	-
---------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	48	-	(15)	-
Construction work in progress	-	-	-	-
---------------------------------------------------------------------------------------
Total property, plant and equipment	48	-	(15)	-
Accumulated depreciation	(3)	(1)	-	-
---------------------------------------------------------------------------------------
Net property, plant and equipment	45	(1)	(15)	-
---------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(50)	54	(1)
Price risk management	-	-	-	-
Assets held for sale	-	-	-	-
Other	-	(1)	-	1
---------------------------------------------------------------------------------------
Total other noncurrent assets	-	(51)	54	-
---------------------------------------------------------------------------------------
TOTAL ASSETS	$47	$(92)	$55	$-
===================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Properties Holdings, LLC (Consolidated)	Eliminations and Adjustments	Properties Holdings, LLC	Gilia Enterprises
	---------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Accounts Payable:
Trade	18	(40)	33	-
Related Parties	-	-	-	-
Accrued liabilities	1	-	1	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	-	-	-
	---------------------------------------------------------------------------------------
Total current liabilities	19	(40)	34	-
	---------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	13	-	-	-
Deferred income taxes	(24)	-	(18)	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	(1)	-	-
	---------------------------------------------------------------------------------------
Total noncurrent liabilities	(11)	(1)	(18)	-
	---------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-
	---------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-
	---------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	(11)	-	2
Reinvested earnings (accumulated deficit)	39	(40)	39	(2)
Accumulated other comprehensive income (loss)	-	-	-	-
	---------------------------------------------------------------------------------------
Total common stockholders' equity	39	(51)	39	-
	---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$47	$(92)	$55	$-
	===================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Oat Creek Associates Joint Venture	DPR, Inc.	The Conaway Ranch Company	Conaway Conservancy Group Joint Venture
	---------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	1	-	10	13
Related parties	-	-	-	-
Other	-	-	-	-
Price risk management	-	-	-	-
Inventories	-	-	-	-
Assets held for sale	-	-	-	-
Prepaid expenses and other	-	-	-	-
	---------------------------------------------------------------------------------------
Total current assets	1	-	10	13
	---------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	39
Construction work in progress	-	-	-	-
	---------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	39
Accumulated depreciation	-	-	-	(2)
	---------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	37
	---------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	(1)	-
Price risk management	-	-	-	-
Assets held for sale	-	-	-	-
Other	-	-	-	-
	---------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	(1)	-
	---------------------------------------------------------------------------------------
TOTAL ASSETS	$1	$-	$9	$50
	===================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Oat Creek Associates Joint Venture	DPR, Inc.	The Conaway Ranch Company	Conaway Conservancy Group Joint Venture
---------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Accounts Payable:
Trade	-	-	15	10
Related Parties	-	-	-	-
Accrued liabilities	-	-	-	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	-	-	-
---------------------------------------------------------------------------------------
Total current liabilities	-	-	15	10
---------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	1	-	7	4
Deferred income taxes	-	-	(4)	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	-	1	-
---------------------------------------------------------------------------------------
Total noncurrent liabilities	1	-	4	4
---------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-
---------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-
---------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	(7)	-
Reinvested earnings (accumulated deficit)	-	-	(3)	36
Accumulated other comprehensive income (loss)	-	-	-	-
---------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	(10)	36
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1	$-	$9	$50
===================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	BPS I, Inc.	Marengo Ranch Joint Venture	Alhambra Pacific Joint Venture	Valley Real Estate, Inc.
	------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	2	-	-	-
Related parties	-	-	-	-
Other	-	-	-	-
Price risk management	-	-	-	-
Inventories	-	-	-	-
Assets held for sale	-	-	-	-
Prepaid expenses and other	-	-	-	-
	-------------------------------------------------------------------------------------
Total current assets	2	-	-	-
	-------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	17	7	-
Construction work in progress	-	-	-	-
	-------------------------------------------------------------------------------------
Total property, plant and equipment	-	17	7	-
Accumulated depreciation	-	-	-	-
	-------------------------------------------------------------------------------------
Net property, plant and equipment	-	17	7	-
	-------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	(2)	-	-	-
Price risk management	-	-	-	-
Assets held for sale	-	-	-	-
Other	-	-	-	-
	-------------------------------------------------------------------------------------
Total other noncurrent assets	(2)	-	-	-
	-------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$17	$7	$-
	==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	BPS I, Inc.	Marengo Ranch Joint Venture	Alhambra Pacific Joint Venture	Valley Real Estate, Inc.
-------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Accounts Payable:
Trade	-	-	-	-
Related Parties	-	-	-	-
Accrued liabilities	-	-	-	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	-	-	-
	-------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-
	-------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	1	-
Deferred income taxes	(2)	-	-	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	(1)	1	-	-
	-------------------------------------------------------------------------------------
Total noncurrent liabilities	(3)	1	1	-
	-------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-
	-------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-
	-------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	8	-	8	-
Reinvested earnings (accumulated deficit)	(5)	16	(2)	-
Accumulated other comprehensive income (loss)	-	-	-	-
	-------------------------------------------------------------------------------------
Total common stockholders' equity	3	16	6	-
	-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$17	$7	$-
	==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Company, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
	-----------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$135	$2	$108	$(28)	$-
Restricted cash	157	1	-	-	-
Accounts receivable:
Customers	572	(1,116)	55	207	-
Related parties	-	-	-	-	-
Other	4	(9)	9	-	-
Price risk management	134	1	-	(184)	-
Inventories	24	-	-	(72)	-
Assets held for sale	554	(5)	-	554	-
Prepaid expenses and other	32	-	-	(2)	-
	-----------------------------------------------------------------------------------------------
Total current assets	1,612	(1,126)	172	475	-
	-----------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	534	1	-	(2,619)	-
Construction work in progress	1,098	(1)	-	(20)	(2)
	-----------------------------------------------------------------------------------------------
Total property, plant and equipment	1,632	-	-	(2,639)	(2)
Accumulated depreciation	(34)	(1)	-	303	-
	-----------------------------------------------------------------------------------------------
Net property, plant and equipment	1,598	(1)	-	(2,336)	(2)
	-----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	402	(4,029)	279	117	1
Price risk management	152	-	-	(22)	-
Assets held for sale	970	-	-	887	-
Other	80	(101)	-	(369)	(1)
	-----------------------------------------------------------------------------------------------
Total other noncurrent assets	1,604	(4,130)	279	613	-
	-----------------------------------------------------------------------------------------------
TOTAL ASSETS	$4,814	$(5,257)	$451	$(1,248)	$(2)
	========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Company, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
	-----------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$2,552	$2,353	$-	$-	$-
Long-term debt, classified as current	5	(2,353)	-	(86)	-
Accounts Payable:
Trade	745	(1,106)	270	367	-
Related Parties	271	(8)	3	-	-
Accrued liabilities	168	2	(5)	(46)	-
Price risk management	118	-	-	(306)	-
Liabilities of operations held for sale	601	(4)	-	607	-
Other	8	8	-	(86)	-
	-----------------------------------------------------------------------------------------------
Total current liabilities	4,468	(1,108)	268	450	-
	-----------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	578	(119)	307	(747)	-
Deferred income taxes	(1,027)	(6)	(13)	(515)	(2)
Price risk management	87	(25)	-	(240)	-
Liabilities of operations held for sale	849	-	-	834	-
Other	56	30	-	(501)	-
	-----------------------------------------------------------------------------------------------
Total noncurrent liabilities	543	(120)	294	(1,169)	(2)
	-----------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	-----------------------------------------------------------------------------------------------
Preferred Stock	58	-	-	-	-
	-----------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	(4,723)	-	-	2
Reinvested earnings (accumulated deficit)	(107)	706	(111)	(512)	(2)
Accumulated other comprehensive income (loss)	(148)	(12)	-	(17)	-
	-----------------------------------------------------------------------------------------------
Total common stockholders' equity	(255)	(4,029)	(111)	(529)	-
	-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,814	$(5,257)	$451	$(1,248)	$(2)
	========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	Mid- Columbia Power Corporation
	-----------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$1	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	2	11	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------
Total current assets	2	12	-	-	-
	-----------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	1	-	-	-
Construction work in progress	-	-	-	-	-
	-----------------------------------------------------------------------------------------------
Total property, plant and equipment	-	1	-	-	-
Accumulated depreciation	-	-	-	-	-
	-----------------------------------------------------------------------------------------------
Net property, plant and equipment	-	1	-	-	-
	-----------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	(1)	-	-	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	(1)	(1)	-	-	-
	-----------------------------------------------------------------------------------------------
Total other noncurrent assets	(2)	(1)	-	-	-
	-----------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$12	$-	$-	$-
	========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	Mid- Columbia Power Corporation
-----------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	2	-	-	-
Related Parties	-	10	-	-	-
Accrued liabilities	(2)	1	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Total current liabilities	(2)	13	-	-	-
-----------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	2	(1)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
-----------------------------------------------------------------------------------------------
Total common stockholders' equity	2	(1)	-	-	-
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$12	$-	$-	$-
========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
	--------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	4	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total current assets	-	4	-	-	-
	--------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	(91)	-	-	-
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	(91)	-	-	-
Accumulated depreciation	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	(91)	-	-	-
	--------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(33)	-	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	(33)	-	-	-
	--------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$(120)	$-	$-	$-
	==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
	--------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	2	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	7	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total current liabilities	-	9	-	-	-
	--------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	(51)	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(51)	-	-	-
	--------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	9	-	-	-
Reinvested earnings (accumulated deficit)	-	(93)	-	-	-
Accumulated other comprehensive income (loss)	-	6	-	-	-
	--------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	(78)	-	-	-
	--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$(120)	$-	$-	$-
	==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	35
Accounts receivable:
Customers	-	-	4	-	38
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	4
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	12
	------------------------------------------------------------------------------------------------------
Total current assets	-	-	4	-	89
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	(88)	-	420
Construction work in progress	-	-	-	-	13
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	(88)	-	433
Accumulated depreciation	-	-	-	-	(7)
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	(88)	-	426
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	(31)	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	5
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	(31)	-	5
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$(115)	$-	$520
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$70
Long-term debt, classified as current	-	-	-	-	460
Accounts Payable:
Trade	-	-	2	-	38
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	6	-	32
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	8	-	600
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	(49)	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	1	-	1
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	(48)	-	1
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	9	-	18
Reinvested earnings (accumulated deficit)	-	-	(90)	-	(83)
Accumulated other comprehensive income (loss)	-	-	6	-	(16)
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	(75)	-	(81)
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$(115)	$-	$520
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.	Mantua Creek Urban Renewal, L.P.
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$14	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	10	-
Related parties	-	-	-	-	-
Other	-	-	-	4	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	28	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	6	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	6	-
Accumulated depreciation	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	6	-
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(128)	(123)	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	5	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	(128)	(123)	5	-
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	-	$(128)	$(123)	$39	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.	Mantua Creek Urban Renewal, L.P.
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	31	-
Related Parties	-	-	-	259	-
Accrued liabilities	-	(10)	(10)	1	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	(10)	(10)	291	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	(48)	(47)	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	(1)	1	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(49)	(46)	-	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	14	13	27	-
Reinvested earnings (accumulated deficit)	-	(83)	(80)	(279)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	(69)	(67)	(252)	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$(128)	$(123)	$39	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.	First Massachusetts Land Company, LLC
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$28	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	262	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	197	-
Inventories	-	-	-	65	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	2	-
	------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	554	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	1,814	2
Construction work in progress	-	-	-	20	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	1,834	2
Accumulated depreciation	-	-	-	(279)	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	1,555	2
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	2	-
Price risk management	-	-	-	22	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	369	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	393	-
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$2,502	$2
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.	First Massachusetts Land Company, LLC
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	75	-
Accounts Payable:
Trade	-	-	-	100	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	37	-
Price risk management	-	-	-	309	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	86	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	607	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	62	-
Price risk management	-	-	-	265	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	506	(1)
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	833	(1)
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	1,348	3
Reinvested earnings (accumulated deficit)	-	-	-	(233)	-
Accumulated other comprehensive income (loss)	-	-	-	(53)	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	1,062	3
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$2,502	$2
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	USGen Services Company, LLC	PG&E Generating New England, Inc.	PG&E Generating New England, LLC	Attala Energy Company, LLC	Attala Power Corporation
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	11	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	36	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	47	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	469	-
Construction work in progress	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	469	-
Accumulated depreciation	-	-	-	(12)	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	457	-
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	57
Price risk management	-	-	-	2	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	2	57
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$506	$57
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	USGen Services Company, LLC	PG&E Generating New England, Inc.	PG&E Generating New England, LLC	Attala Energy Company, LLC	Attala Power Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	(12)	(6)
Related Parties	-	-	-	-	2
Accrued liabilities	-	-	-	2	71
Price risk management	-	-	-	40	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	30	67
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	485	209
Deferred income taxes	-	-	-	(8)	(81)
Price risk management	-	-	-	3	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	480	128
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-	65
Reinvested earnings (accumulated deficit)	-	-	-	(2)	(203)
Accumulated other comprehensive income (loss)	-	-	-	(2)	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	(4)	(138)
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$506	$57
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	Smithland Hydroelectric Partners, Ltd.	Cannelton Hydroelectric Project, L.P.	San Gorgonio Power Corporation
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	25	-	-	-	-
Accounts receivable:
Customers	1	-	-	-	13
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	11	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	37	-	-	-	13
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	333	-	-	-	-
Construction work in progress	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	333	-	-	-	-
Accumulated depreciation	(12)	-	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	321	-	-	-	-
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	97
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-		-
Other	5	-	-	-	1
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	5	-	-	-	98
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$363	$-	$-	$-	$111
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	Smithland Hydroelectric Partners, Ltd.	Cannelton Hydroelectric Project, L.P.	San Gorgonio Power Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	11	-	-	-	-
Accounts Payable:
Trade	1	-	-	-	6
Related Parties	-	2	-	-	-
Accrued liabilities	16	1	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	(7)
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	28	3	-	-	(1)
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	278	-	-	-	-
Deferred income taxes	-	(6)	-	-	3
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	15
Other	(1)	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	277	(6)	-	-	18
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-	85
Reinvested earnings (accumulated deficit)	57	3	-	-	9
Accumulated other comprehensive income (loss)	1	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	58	3	-	-	94
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$363	$-	$-	$-	$111
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Mountain View Power Partners, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	25	-	-	-
Accounts receivable:
Customers	-	11	15	-	25
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	4
Inventories	-	-	-	-	8
Assets held for sale	5	-	-	-	-
Prepaid expenses and other	-	-	-	-	1
	------------------------------------------------------------------------------------------------------
Total current assets	5	36	15	-	38
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	(37)	(37)	215
Construction work in progress	-	(129)	-	-	2
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	(129)	(37)	(37)	217
Accumulated depreciation	-	-	-	-	(8)
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	(129)	(37)	(37)	209
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	1,313	101	61	-
Price risk management	-	-	-	-	-
Assets held for sale	83	-	-	-	-
Other	-	53	103	1	1
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	83	1,366	204	62	1
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$88	$1,273	$182	$25	$248
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Mountain View Power Partners, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$50	$-	$-	$-
Long-term debt, classified as current	-	1,186	-	-	-
Accounts Payable:
Trade	-	32	13	2	17
Related Parties	-	-	-	-	-
Accrued liabilities	-	(5)	(5)	(4)	1
Price risk management	-	-	-	-	2
Liabilities of operations held for sale	5	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	5	1,263	8	(2)	20
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	103
Deferred income taxes	-	(74)	48	(13)	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(74)	48	(13)	103
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	1	-
Reinvested earnings (accumulated deficit)	83	84	126	39	123
Accumulated other comprehensive income (loss)	-	-	-	-	2
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	83	84	126	40	125
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$88	$1,273	$182	$25	$248
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Black Hawk Power Corporation	Athens Generating Company, L.P.	Peach I Power Corporation	Long Creek Power Corporation	Long Creek Generating Company, LLC
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	17	-	-	-
Accounts receivable:
Customers	-	2	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	63	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	-	82	-	-	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	(95)	565	(91)	-	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	(95)	565	(91)	-	-
Accumulated depreciation	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	(95)	565	(91)	-	-
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	303	-	292	-	-
Price risk management	-	84	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	303	84	292	-	-
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$208	$731	$201	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Black Hawk Power Corporation	Athens Generating Company, L.P.	Peach I Power Corporation	Long Creek Power Corporation	Long Creek Generating Company, LLC
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	5	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	-
Price risk management	-	68	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	73	-	-	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	(40)	-	(39)	-	-
Price risk management	-	80	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	(1)	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(40)	79	(39)	-	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	299	587	288	-	-
Reinvested earnings (accumulated deficit)	(55)	8	(53)	-	-
Accumulated other comprehensive income (loss)	4	(16)	5	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	248	579	240	-	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$208	$731	$201	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	La Paloma Power Corporation	La Paloma Generating Company, LLC	Liberty Generating Corporation	Liberty Urban Renewal, LLC	Liberty Generating Company
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	39	-	-	-
Accounts receivable:
Customers	7	875	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	1	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	18	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	7	933	-	-	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	(246)	620	-	-	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	(246)	620	-	-	-
Accumulated depreciation	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	(246)	620	-	-	-
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	(75)	-	-	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	8	-	-	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	(75)	8	-	-	-
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$(314)	$1,561	$-	$-	$-
	===================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	La Paloma Power Corporation	La Paloma Generating Company, LLC	Liberty Generating Corporation	Liberty Urban Renewal, LLC	Liberty Generating Company
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$79	$-	$-	$-
Long-term debt, classified as current	-	707	-	-	-
Accounts Payable:
Trade	4	890	-	-	-
Related Parties	-	3	-	-	-
Accrued liabilities	22	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	26	1,679	-	-	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	(135)	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(135)	-	-	-	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	5	-	-	-	-
Reinvested earnings (accumulated deficit)	(221)	(76)	-	-	-
Accumulated other comprehensive income (loss)	11	(42)	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(205)	(118)	-	-	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$(314)	$1,561	$-	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation	Harquahala Generating Company, LLC
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	7
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	1
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	8
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	(329)	604
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	(329)	604
Accumulated depreciation	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	(329)	604
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	591	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	1
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	591	1
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$262	$613
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation	Harquahala Generating Company, LLC
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	21
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	1
Price risk management	-	-	-	-	1
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	23
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	(135)	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	(1)	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	(136)	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	592	-
Reinvested earnings (accumulated deficit)	-	-	-	(200)	598
Accumulated other comprehensive income (loss)	-	-	-	6	(8)
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	398	590
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$262	$613
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Madison Wind Power Corporation	Madison Windpower LLC	Okeechobee Power Corporation	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	1	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	1	-	-	-	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	16	-	-	(88)
Construction work in progress	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	16	-	-	(88)
Accumulated depreciation	-	(1)	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	15	-	-	(88)
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	144
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	144
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$1	$15	$-	$-	$56
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Madison Wind Power Corporation	Madison Windpower LLC	Okeechobee Power Corporation	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	(2)	-	-	-	(13)
Related Parties	-	-	-	-	-
Accrued liabilities	(1)	-	-	-	2
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	(3)	-	-	-	(11)
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	(48)
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	1	-	-	-	1
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	1	-	-	-	(47)
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-	190
Reinvested earnings (accumulated deficit)	3	15	-	-	(78)
Accumulated other comprehensive income (loss)	-	-	-	-	2
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	3	15	-	-	114
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1	$15	$-	$-	$56
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Dispersed Gen Properties, LLC	Peak Power Generating Company, Inc.	Covert Power Corporation
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$1	$-	$-	$-	$-
Restricted cash	-	5	-	-	-
Accounts receivable:
Customers	6	1	-	6	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	7	6	-	6	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	127	75	-	-	-
Construction work in progress	-	2	-	-	(383)
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	127	77	-	-	(383)
Accumulated depreciation	(9)	(1)	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	118	76	-	-	(383)
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	548
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	2	-	1	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	2	-	1	548
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$125	$84	$-	$7	$165
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Dispersed Gen Properties, LLC	Peak Power Generating Company, Inc.	Covert Power Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	1	-	-	-
Accounts Payable:
Trade	1	-	-	5	-
Related Parties	-	-	-	-	-
Accrued liabilities	1	9	-	-	-
Price risk management	-	2	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	2	12	-	5	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	55	-	-	-
Deferred income taxes	-	-	-	-	(141)
Price risk management	-	3	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	1	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	1	58	-	-	(141)
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	3	548
Reinvested earnings (accumulated deficit)	122	20	-	(1)	(243)
Accumulated other comprehensive income (loss)	-	(6)	-	-	1
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	122	14	-	2	306
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$125	$84	$-	$7	$165
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	13	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	1	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	14	-	-	-	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	562	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	562	-	-	-	-
Accumulated depreciation	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	562	-	-	-	-
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	1	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	1	-	-	-	-
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$577	$-	$-	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	17	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	6	-	-	-	-
Price risk management	2	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	25	-	-	-	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	1	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	(2)	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(1)	-	-	-	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	554	-	-	-	-
Accumulated other comprehensive income (loss)	(1)	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	553	-	-	-	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$577	$-	$-	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$1	$-	$3
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale			-	-	-
Prepaid expenses and other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total current assets	-	-	1	-	3
------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	159	54	122	17	82
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	1
------------------------------------------------------------------------------------------------------
Total other noncurrent assets	159	54	122	17	83
------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$159	$54	$123	$17	$86
============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	3	18	-	3
Related Parties	-	-	-	-	-
Accrued liabilities	1	3	(1)	(1)	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	1	6	17	(1)	3
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	1	50	(2)	9	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	10	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	11	50	(2)	9	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	184	8	-
Reinvested earnings (accumulated deficit)	147	(2)	(76)	2	83
Accumulated other comprehensive income (loss)	-	-	-	(1)	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	147	(2)	108	9	83
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$159	$54	$123	$17	$86
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Altresco, Inc.	Pittsfield Generating Company, L.P.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.
	------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	10	-	-	-
Accounts receivable:
Customers	2	18	1	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	15	-	-	-
Inventories	-	7	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	1	-	-	-
	------------------------------------------------------------------------------------------------------
Total current assets	2	51	1	-	-
	------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	21	-	-	-
Construction work in progress	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	21	-	-	-
Accumulated depreciation	-	(7)	-	-	-
	------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	14	-	-	-
	------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	108	-	5	13	1
Price risk management	-	65	-	-	-
Assets held for sale	-	-	-	-	-
Other	3	6	-	-	-
	------------------------------------------------------------------------------------------------------
Total other noncurrent assets	111	71	5	13	1
	------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$113	$136	$6	$13	$1
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Altresco, Inc.	Pittsfield Generating Company, L.P.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	3	-	1	-
Accounts Payable:
Trade	(1)	14	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	3	10	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	2	27	-	1	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	7	-
Deferred income taxes	33	-	1	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	(1)	-	3	-	1
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	32	-	4	7	1
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	2	-	-	-	-
Reinvested earnings (accumulated deficit)	77	109	2	5	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	79	109	2	5	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$113	$136	$6	$13	$1
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$5	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	4
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total current assets	-	-	5	-	4
------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	12	22	52	(4)	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total other noncurrent assets	12	22	52	(4)	-
------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$12	$22	$57	$(4)	$4
============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	4	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	6	-	4
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	10	-	4
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	4	-	23	(1)	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	(1)	1	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	4	(1)	24	(1)	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	82	81	1	-
Reinvested earnings (accumulated deficit)	8	(59)	(57)	(4)	-
Accumulated other comprehensive income (loss)	-	-	(1)	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	8	23	23	(3)	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12	$22	$57	$(4)	$4
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation
------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	6	-	3	-	32
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total current assets	6	-	3	-	32
------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	1	-	65	-	22
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	(1)	-	-	-	(2)
------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	65	-	20
------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$6	$-	$68	$-	$52
============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	1	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	(1)	1	-	8
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	1	(1)	1	-	8
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	1	-	39	-	4
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	1	-	1	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	2	-	40	-	4
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	1	(2)	15	-	33
Reinvested earnings (accumulated deficit)	2	3	12	-	14
Accumulated other comprehensive income (loss)	-	-	-	-	(7)
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	3	1	27	-	40
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6	$-	$68	$-	$52
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Hermiston Generating Company, L.P.	Buckeye Power Corporation	Raptor Holdings Company	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.
------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	20	5	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total current assets	-	20	5	-	-
------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	18	114	(68)
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	18	114	(68)
------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$20	$23	$114	$(68)
============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Hermiston Generating Company, L.P.	Buckeye Power Corporation	Raptor Holdings Company	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	4	(2)	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	4	(2)	-	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	61	34	(54)
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	(1)	4	3	(1)
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(1)	65	37	(55)
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	58	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	14	29	55	31
Reinvested earnings (accumulated deficit)	-	3	(69)	(36)	(44)
Accumulated other comprehensive income (loss)	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	17	(40)	19	(13)
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$20	$23	$114	$(68)
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation	Merlin Power Corporation	Fellows Generating Company, L.P.
------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	3	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total current assets	-	3	-	-	-
------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	34	6	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	(5)	-	-	-
------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	29	6	-	-
------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$32	$6	$-	$-
============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation	Merlin Power Corporation	Fellows Generating Company, L.P.
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	2	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	2	-	-	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	28	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	(1)	2	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	27	2	-	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	7	5	-	-
Reinvested earnings (accumulated deficit)	-	(4)	(1)	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	3	4	-	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$32	$6	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pelican Power Corporation	Peregrine Power Corporation	Heron Power Corporation	Gator Generating Company, L.P.	Jaeger Power Corporation
------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	6	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total current assets	-	6	-	-	-
------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	38	-	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	(4)	-	-	-
------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	34	-	-	-
------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$40	$-	$-	$-
============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Pelican Power Corporation	Peregrine Power Corporation	Heron Power Corporation	Gator Generating Company, L.P.	Jaeger Power Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	3	-	10
Related Parties	-	-	-	-	-
Accrued liabilities	1	1	(1)	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	1	1	2	-	10
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	29	-	-	8
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	(1)	-	1	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(1)	29	1	-	8
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	27	22	21	-	1
Reinvested earnings (accumulated deficit)	(27)	(2)	(24)	-	(19)
Accumulated other comprehensive income (loss)	-	(10)	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	10	(3)	-	(18)
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$40	$-	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Falcon Power Corporation	Scrubgrass Power Corp.	Eucalyptus Power Corporation	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation
------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	1	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total current assets	1	-	-	-	-
------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	19	22	-	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Total other noncurrent assets	19	22	-	-	-
------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$20	$22	$-	$-	$-
============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Falcon Power Corporation	Scrubgrass Power Corp.	Eucalyptus Power Corporation	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	3	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	-	3	-	-	-
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	22	21	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-
Other	-	1	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	22	22	-	-	-
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(2)	(3)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(2)	(3)	-	-	-
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$20	$22	$-	$-	$-
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Loon Power Corporation	Iroquois Pipeline Investment, LLC
--------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-
Restricted cash	-	-
Accounts receivable:
Customers	-	-
Related parties	-	-
Other	-	-
Price risk management	-	-
Inventories	-	-
Assets held for sale	-	-
Prepaid expenses and other	-	-
--------------------------------------------
Total current assets	-	-
--------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-
Construction work in progress	-	-
--------------------------------------------
Total property, plant and equipment	-	-
Accumulated depreciation	-	-
--------------------------------------------
Net property, plant and equipment	-	-
--------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	2
Price risk management	-	-
Assets held for sale	-	-
Other	-	-
--------------------------------------------
Total other noncurrent assets	-	2
--------------------------------------------
TOTAL ASSETS	$-	$2
==========================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Loon Power Corporation	Iroquois Pipeline Investment, LLC
--------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-
Long-term debt, classified as current	-	-
Accounts Payable:
Trade	-	-
Related Parties	-	-
Accrued liabilities	-	-
Price risk management	-	-
Liabilities of operations held for sale	-	-
Other	-	-
--------------------------------------------
Total current liabilities	-	-
--------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-
Deferred income taxes	-	-
Price risk management	-	-
Liabilities of operations held for sale	-	-
Other	-	-
--------------------------------------------
Total noncurrent liabilities	-	-
--------------------------------------------
Commitments and Contingencies	-	-
--------------------------------------------
Preferred Stock	-	-
--------------------------------------------
Common Stockholders' Equity
Common stock	-	-
Reinvested earnings (accumulated deficit)	-	2
Accumulated other comprehensive income (loss)	-	-
--------------------------------------------
Total common stockholders' equity	-	2
--------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$2
==========================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Services, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
	----------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$39	$1	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	121	6	46	(2)	-
Related parties	2	-	-	-	-
Other	26	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	1	-	-	-	-
	----------------------------------------------------------------------------------------------------
Total current assets	189	7	46	(2)	-
	----------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	56	-	-	-	-
Construction work in progress	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Total property, plant and equipment	56	-	-	-	-
Accumulated depreciation	(36)	-	-	-	-
	----------------------------------------------------------------------------------------------------
Net property, plant and equipment	20	-	-	-	-
	----------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(54)	(17)	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	25	(3)	-	1	2
	----------------------------------------------------------------------------------------------------
Total other noncurrent assets	25	(57)	(17)	1	2
	----------------------------------------------------------------------------------------------------
TOTAL ASSETS	$234	$(50)	$29	$(1)	$2
	===========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Services, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
	----------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$205	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	44	4	(5)	-	-
Related Parties	6	-	-	-	-
Accrued liabilities	21	1	1	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Total current liabilities	276	5	(4)	-	-
	----------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	(112)	1	(6)	-	1
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	31	-	-	1	-
	----------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(81)	1	(6)	1	1
	----------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	(295)	-	(2)	1
Reinvested earnings (accumulated deficit)	39	239	39	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Total common stockholders' equity	39	(56)	39	(2)	1
	----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$234	$(50)	$29	$(1)	$2
	===========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC
-------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-
Restricted cash	-	-	-
Accounts receivable:
Customers	-	-	-
Related parties	-	-	-
Other	-	-	-
Price risk management	-	-	-
Inventories	-	-	-
Assets held for sale	-	-	-
Prepaid expenses and other	-	-	-
-------------------------------------------------------------------
Total current assets	-	-	-
-------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-
Construction work in progress	-	-	-
-------------------------------------------------------------------
Total property, plant and equipment	-	-	-
Accumulated depreciation	-	-	-
-------------------------------------------------------------------
Net property, plant and equipment	-	-	-
-------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-
Price risk management	-	-	-
Assets held for sale	-	-	-
Other	2	-	-
-------------------------------------------------------------------
Total other noncurrent assets	2	-	-
-------------------------------------------------------------------
TOTAL ASSETS	$2	$-	$-
========================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC
------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-
Long-term debt, classified as current	-	-	-
Accounts Payable:
Trade	-	-	-
Related Parties	-	-	-
Accrued liabilities	-	-	-
Price risk management	-	-	-
Liabilities of operations held for sale	-
Other	-	-	-
------------------------------------------------------------------
Total current liabilities	-	-	-
------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-
Deferred income taxes	1	-	-
Price risk management	-	-	-
Liabilities of operations held for sale	-	-	-
Other	(1)	-	-
------------------------------------------------------------------
Total noncurrent liabilities	-	-	-
------------------------------------------------------------------
Commitments and Contingencies	-	-	-
------------------------------------------------------------------
Preferred Stock	-	-	-
------------------------------------------------------------------
Common Stockholders' Equity
Common stock	1	-	-
Reinvested earnings (accumulated deficit)	1	-	-
Accumulated other comprehensive income (loss)	-	-	-
------------------------------------------------------------------
Total common stockholders' equity	2	-	-
------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2	$-	$-
=======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
--------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	(5)	-	-	11	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total current assets	(5)	-	-	11	-
--------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	70	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	1
--------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	70	1
--------------------------------------------------------------------------------------------------
TOTAL ASSETS	$(5)	$-	$-	$81	$1
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
	--------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$205	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	10	-	-	(15)	1
Related Parties	-	-	-	-	-
Accrued liabilities	(26)	-	-	5	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total current liabilities	189	-	-	(10)	1
	--------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	(71)	-	-	(37)	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	23	-	-	(1)	-
	--------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(48)	-	-	(38)	-
	--------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	292	-
Reinvested earnings (accumulated deficit)	(146)	-	-	(163)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total common stockholders' equity	(146)	-	-	129	-
	--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$(5)	$-	$-	$81	$1
	==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation	Topaz Power Corporation
	---------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$10	$-	$28	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	15	-	50	-	-
Related parties	-	-	2	-	-
Other	9	-	17	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	1	-	-
	---------------------------------------------------------------------------------------------------
Total current assets	34	-	98	-	-
	---------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	56	-	-
Construction work in progress	-	-	-	-	-
	---------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	56	-	-
Accumulated depreciation	-	-	(36)	-	-
	---------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	20	-	-
	---------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	1	-	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	11	-	11	-	-
	---------------------------------------------------------------------------------------------------
Total other noncurrent assets	11	1	11	-	-
	---------------------------------------------------------------------------------------------------
TOTAL ASSETS	$45	$1	$129	$-	$-
	=================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation	Topaz Power Corporation
	---------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	17	7	25	-	-
Related Parties	-	-	6	-	-
Accrued liabilities	4	-	36	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	---------------------------------------------------------------------------------------------------
Total current liabilities	21	7	67	-	-
	---------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	(1)	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	9	-	-
	---------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(1)	9	-	-
	---------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	---------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	---------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	3	-	-	-
Reinvested earnings (accumulated deficit)	24	(8)	53	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	---------------------------------------------------------------------------------------------------
Total common stockholders' equity	24	(5)	53	-	-
	---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$45	$1	$129	$-	$-
	==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
-------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-
Restricted cash	-	-	-
Accounts receivable:
Customers	-	-	-
Related parties	-	-	-
Other	-	-	-
Price risk management	-	-	-
Inventories	-	-	-
Assets held for sale	-	-	-
Prepaid expenses and other	-	-	-
-------------------------------------------------------------
Total current assets	-	-	-
-------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-
Construction work in progress	-	-	-
-------------------------------------------------------------
Total property, plant and equipment	-	-	-
Accumulated depreciation	-	-	-
-------------------------------------------------------------
Net property, plant and equipment	-	-	-
-------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-
Price risk management	-	-	-
Assets held for sale	-	-	-
Other	-	-	-
-------------------------------------------------------------
Total other noncurrent assets	-	-	-
-------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-
====================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-
Long-term debt, classified as current	-	-	-
Accounts Payable:
Trade	-	-	-
Related Parties	-	-	-
Accrued liabilities	-	-	-
Price risk management	-	-	-
Liabilities of operations held for sale	-	-	-
Other	-	-	-
------------------------------------------------------------
Total current liabilities	-	-	-
------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-
Deferred income taxes	-	-	-
Price risk management	-	-	-
Liabilities of operations held for sale	-	-	-
Other	-	-	-
------------------------------------------------------------
Total noncurrent liabilities	-	-	-
------------------------------------------------------------
Commitments and Contingencies	-	-	-
------------------------------------------------------------
Preferred Stock	-	-	-
------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-
------------------------------------------------------------
Total common stockholders' equity	-	-	-
------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-
===================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Energy Trading Holdings, LLC (Consolidated)	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
	---------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$87	$(1)	$-	$80	$-
Restricted cash	22	-	-	-	-
Accounts receivable:
Customers	967	(204)	-	67	-
Related parties	33	-	-	-	-
Other	58	(31)	-	(43)	-
Price risk management	790	(13)	-	-	-
Inventories	40	-	-	-	-
Assets held for sale	260	-	-	-	-
Prepaid expenses and other	355	3	-	-	-
	---------------------------------------------------------------------------------------------------------
Total current assets	2,612	(246)	-	104	-
	---------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	98	(1)	-	-	-
Construction work in progress	-	-	-	-	-
	---------------------------------------------------------------------------------------------------------
Total property, plant and equipment	98	(1)	-	-	-
Accumulated depreciation	(33)	-	-	-	-
	---------------------------------------------------------------------------------------------------------
Net property, plant and equipment	65	(1)	-	-	-
	---------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(1,351)	562	478	65
Price risk management	414	(25)	-	-	-
Assets held for sale	8	-	-	-	-
Other	-	(2)	-	1	-
	---------------------------------------------------------------------------------------------------------
Total other noncurrent assets	422	(1,378)	562	479	65
	---------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$3,099	$(1,625)	$562	$583	$65
	==============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Energy Trading Holdings, LLC (Consolidated)	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
--------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	1,014	(278)	-	3	-
Related Parties	11	43	-	-	(43)
Accrued liabilities	49	1	-	23	24
Price risk management	812	(11)	-	-	-
Liabilities of operations held for sale	205	-	-	-	-
Other	17	-	-	-	-
--------------------------------------------------------------------------------------------------------
Total current liabilities	2,108	(245)	-	26	(19)
--------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	(17)	(2)	-	(5)	(37)
Price risk management	386	(24)	-	-	-
Liabilities of operations held for sale	7	-	-	-	-
Other	38	(3)	-	-	1
--------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	414	(29)	-	(5)	(36)
--------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
--------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
--------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	(1,391)	-	580	79
Reinvested earnings (accumulated deficit)	577	57	562	(18)	54
Accumulated other comprehensive income (loss)	-	(17)	-	-	(13)
--------------------------------------------------------------------------------------------------------
Total common stockholders' equity	577	(1,351)	562	562	120
--------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,099	$(1,625)	$562	$583	$65
=============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading - Gas Corporation	PG&E Energy Trading, Canada Corporation
	--------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$2	$-	$-	$2	$-
Restricted cash	19	-	-	-	-
Accounts receivable:
Customers	759	-	-	241	36
Related parties	-	-	-	33	-
Other	58	-	-	-	-
Price risk management	454	-	-	349	-
Inventories	3	-	-	37	-
Assets held for sale	-	-	-	-	260
Prepaid expenses and other	181	-	-	165	6
	--------------------------------------------------------------------------------------------------
Total current assets	1,476	-	-	827	302
	--------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	75	-	-	23	1
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Total property, plant and equipment	75	-	-	23	1
Accumulated depreciation	(16)	-	-	(17)	-
	--------------------------------------------------------------------------------------------------
Net property, plant and equipment	59	-	-	6	1
	--------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	29	-
Price risk management	331	-	-	108	-
Assets held for sale	-	-	-	-	8
Other	-	-	-	3	(1)
	--------------------------------------------------------------------------------------------------
Total other noncurrent assets	331	-	-	140	7
	--------------------------------------------------------------------------------------------------
TOTAL ASSETS	$1,866	$-	$-	$973	$310
	==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading - Gas Corporation	PG&E Energy Trading, Canada Corporation
	--------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	952	-	-	181	88
Related Parties	8	-	-	3	-
Accrued liabilities	-	-	-	(4)	(1)
Price risk management	438	-	-	401	(16)
Liabilities of operations held for sale	-	-	-	-	205
Other	10	-	-	4	3
	--------------------------------------------------------------------------------------------------
Total current liabilities	1,408	-	-	585	279
	--------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	1	(1)
Price risk management	320	-	-	90	-
Liabilities of operations held for sale	-	-	-	-	7
Other	38	-	-	-	1
	--------------------------------------------------------------------------------------------------
Total noncurrent liabilities	358	-	-	91	7
	--------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	--------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	19	-	-	529	17
Reinvested earnings (accumulated deficit)	48	-	-	(232)	10
Accumulated other comprehensive income (loss)	33	-	-	-	(3)
	--------------------------------------------------------------------------------------------------
Total common stockholders' equity	100	-	-	297	24
	--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,866	$-	$-	$973	$310
	==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	CEG Energy Options Inc.	IQ2 Power Corporation	949675 Alberta Ltd	955846 Alberta Ltd	982979 Alberta Ltd
--------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-	$-
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	CEG Energy Options Inc.	IQ2 Power Corporation	949675 Alberta Ltd	955846 Alberta Ltd	982979 Alberta Ltd
--------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	-	-
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-	$-
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	994819 Alberta Ltd	IQ2 Communications Inc.	Times Three Austin Ltd.	Times Three Calgary Ltd.
----------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Other	-	-	-	-
Price risk management	-	-	-	-
Inventories	-	-	-	-
Assets held for sale	-	-	-	-
Prepaid expenses and other	-	-	-	-
----------------------------------------------------------------------------------------
Total current assets	-	-	-	-
----------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-
Construction work in progress	-	-	-	-
----------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-
Accumulated depreciation	-	-	-	-
----------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-
----------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Price risk management	-	-	-	-
Assets held for sale	-	-	-	-
Other	-	-	-	-
----------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-
----------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$-	$-
====================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	994819 Alberta Ltd	IQ2 Communications Inc.	Times Three Austin Ltd.	Times Three Calgary Ltd.
----------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Accounts Payable:
Trade	-	-	-	-
Related Parties	-	-	-	-
Accrued liabilities	-	-	-	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	-	-	-
----------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-
----------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-
Deferred income taxes	-	-	-	-
Price risk management	-	-	-	-
Liabilities of operations held for sale	-	-	-	-
Other	-	-	-	-
----------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-
----------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-
----------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-
----------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-
----------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	-
----------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$-	$-
====================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	True Quote LLC	Virtual Credit Services, LLC	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
----------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	2	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Total current assets	-	-	2	-	-
----------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	79	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	79	-	-
----------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$-	$81	$-	$-
===========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	True Quote LLC	Virtual Credit Services, LLC	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
	----------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	1	-	(1)
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	6	-	(1)
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Total current liabilities	-	-	7	-	(2)
	----------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	27	-	-
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	27	-	-
	----------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	-	82	-	4
Reinvested earnings (accumulated deficit)	-	-	(35)	-	(2)
Accumulated other comprehensive income (loss)	-	-	-	-	-
	----------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	47	-	2
	----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-	$81	$-	$-
	===========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rock- savage Services I, Inc.
	----------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$1	$-	$3	$-	$-	$-
Restricted cash	3	-	-	-	-	-
Accounts receivable:
Customers	-	-	66	-	-	-
Related parties	-	-	-	-	-	-
Other	74	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Inventories	-	-	-	-	-	-
Assets held for sale	-	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Total current assets	78	-	69	-	-	-
----------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-	-
Construction work in progress	-	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	69	69	-	-	-	-
Price risk management	-	-	-	-	-	-
Assets held for sale	-	-	-	-	-	-
Other	(1)	-	-	-	-	-
	---------------------------------------------------------------------------------------------------------
Total other noncurrent assets	68	69	-	-	-	-
	---------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$146	$69	$69	$-	$-	$-
	==============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rock- savage Services I, Inc.
	----------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-	-
Accounts Payable:
Trade	68	-	-	-	-	-
Related Parties	-	-	-	-	-	-
Accrued liabilities	1	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-	-
Other	-	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Total current liabilities	69	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-	-
Other	-	-	1	-	-	-
	----------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	1	-	-	-
	----------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	1	-	80	-	-	-
Reinvested earnings (accumulated deficit)	76	69	(12)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------
Total common stockholders' equity	77	69	68	-	-	-
	----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$146	$69	$69	$-	$-	$-
	==============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas, Inc. (Consolidated)	Eliminations and Adjustments	PG&E Overseas, Inc.	PG&E Overseas, Ltd.	PG&E Pacific I, Ltd.	PG&E Pacific II, Ltd.
-----------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-	-
Related parties	-	-	-	-	-	-
Other	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Inventories	-	-	-	-	-	-
Assets held for sale	-	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-	-
Construction work in progress	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	1	(1)	-	-	-
Price risk management	-	-	-	-	-	-
Assets held for sale	-	-	-	-	-	-
Other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	1	(1)	-	-	-
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$-	$1	$(1)	$-	$-	$-
===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas, Inc. (Consolidated)	Eliminations and Adjustments	PG&E Overseas, Inc.	PG&E Overseas, Ltd.	PG&E Pacific I, Ltd.	PG&E Pacific II, Ltd.
-----------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-	-
Related Parties	-	-	-	-	-	-
Accrued liabilities	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Liabilities of operations held for sale			-	-	-	-
Other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-	-
Other	1	1	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	1	1	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	5	-	5	-	-	-
Reinvested earnings (accumulated deficit)	(6)	-	(6)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(1)	-	(1)	-	-	-
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$1	$(1)	$-	$-	$-
===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Quantum Ventures (Consolidated)	Eliminations and Adjustments	Quantum Ventures	Creston Financial Group, Inc.	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
-----------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$1	$-	$-	$-	$-	$1
Restricted cash	-	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-	-
Related parties	1	-	-	-	-	1
Other	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Inventories	-	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total current assets	2	-	-	-	-	2
-----------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	-	-	-	-	-
Construction work in progress	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	20	(20)	-	-	-
Price risk management	-	-	-	-	-	-
Assets held for sale	-	-		-	-
Other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	20	(20)	-	-	-
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$2	$20	$(20)	$-	$-	$2
===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	Quantum Ventures (Consolidated)	Eliminations and Adjustments	Quantum Ventures	Creston Financial Group, Inc.	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
	-----------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-	$-
Long-term debt, classified as current	6	-	-	-	-	6
Accounts Payable:
Trade	17	-	-	-	-	17
Related Parties	-	-	-	-	-	-
Accrued liabilities	4	-	-	-	-	4
Price risk management	3	-	-	-	-	3
Liabilities of operations held for sale	-	-	-	-	-	-
Other	1	-	-	-	-	1
	-----------------------------------------------------------------------------------------------------------
Total current liabilities	31	-	-	-	-	31
	-----------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	4	-	4	-	-	-
Deferred income taxes	(8)	-	-	-	-	(8)
Price risk management	-	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-	-
Other	(1)	-	-	-	-	(1)
	-----------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(5)	-	4	-	-	(9)
	-----------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Common Stockholders' Equity					-
Common stock	233	(59)	233	-	-	59
Reinvested earnings (accumulated deficit)	(257)	79	(257)	-	-	(79)
Accumulated other comprehensive income (loss)	-	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(24)	20	(24)	-	-	(20)
	-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2	$20	$(20)	$-	$-	$2
	===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Gas Transmission Corporation (Consolidated)	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation	North Baja Pipeline, LLC
	-----------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$11	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	19	(2)	-	-	3
Related parties	9	-	-	-	-
Other	-	(7)	-	-	-
Price risk management	-	-	-	-	-
Inventories	8	-	-	-	(1)
Assets held for sale	-				-
Prepaid expenses and other	10	-	-	-	-
	-----------------------------------------------------------------------------------------------------------
Total current assets	57	(9)	-	-	2
	-----------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	1,817	1	-	-	140
Construction work in progress	35	(1)	5	-	14
	-----------------------------------------------------------------------------------------------------------
Total property, plant and equipment	1,852	-	5	-	154
Accumulated depreciation	(618)	-	-	-	(1)
	-----------------------------------------------------------------------------------------------------------
Net property, plant and equipment	1,234	-	5	-	153
	-----------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(1,013)	474	-	-
Price risk management	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	50	(74)	-	-	5
	-----------------------------------------------------------------------------------------------------------
Total other noncurrent assets	50	(1,087)	474	-	5
	-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$1,341	$(1,096)	$479	$-	$160
	===============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Gas Transmission Corporation (Consolidated)	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation	North Baja Pipeline, LLC
	------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-
Long-term debt, classified as current	6	-	-	-	-
Accounts Payable:
Trade	24	(3)	1	-	8
Related Parties	13	(7)	-	-	7
Accrued liabilities	11	1	-	-	(1)
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	1	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total current liabilities	55	(9)	1	-	14
	------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	558	(75)	-	-	75
Deferred income taxes	227	1	-	-	7
Price risk management	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	23	(1)	-	-	-
	------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	808	(75)	-	-	82
	------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	437	(324)	437	(7)	-
Reinvested earnings (accumulated deficit)	41	(688)	41	7	64
Accumulated other comprehensive income (loss)	-	-	-	-	-
	------------------------------------------------------------------------------------------------------
Total common stockholders' equity	478	(1,012)	478	-	64
	------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,341	$(1,096)	$479	$-	$160
	============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
	--------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$-	$11	$-	$-	$-	$-
Restricted cash	-	-	-	-	-	-
Accounts receivable:
Customers	-	18	-	-	-	-
Related parties	-	9	-	-	-	-
Other	-	7	-	-	-	-
Price risk management	-	-	-	-	-	-
Inventories	-	9	-	-	-	-
Assets held for sale	-	-	-	-	-	-
Prepaid expenses and other	-	10	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Total current assets	-	64	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Property, Plant and Equipment	-	1,676	-	-	-	-
Construction work in progress	-	17	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Total property, plant and equipment	-	1,693	-	-	-	-
Accumulated depreciation	-	(617)	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	1,076	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	474	65	-	-	-	-
Price risk management	-	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Other	-	117	-	-	-	2
	--------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	474	182	-	-	-	2
	--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$474	$1,322	$-	$-	$-	$2
	=================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2002
(in millions)
(unaudited)
	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
	--------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Debt in default	$-	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	6	-	-	-	-
Accounts Payable:
Trade	-	18	-	-	-	-
Related Parties	-	13	-	-	-	-
Accrued liabilities	-	11	-	-	-	-
Price risk management	-	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	1	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Total current liabilities	-	49	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	558	-	-	-	-
Deferred income taxes	-	219	-	-	-	-
Price risk management	-	-	-	-	-	-
Liabilities of operations held for sale	-	-	-	-	-
Other	-	23	-	-	-	1
	--------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	800	-	-	-	1
	--------------------------------------------------------------------------------------------------------------
Commitments and Contingencies	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Common Stockholders' Equity
Common stock	-	330	-	-	-	1
Reinvested earnings (accumulated deficit)	474	143	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	474	473	-	-	-	1
	--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$474	$1,322	$-	$-	$-	$2
	=================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$2,509	$(8,005)	$-	$2,468	$2,429
Net income (loss)	(3,423)	8,189	(2,329)	(2,329)	(2,347)
Other	(126)	(3,145)	2,468	(1)	255
------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(1,040)	$(2,961)	$139	$138	$337
============================================================

	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC	PG&E Generating Company, LLC	PG&E Generating Services, LLC	PG&E Energy Trading Holdings, LLC
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$2,551	$36	$1,789	$176	$645
Net income (loss)	(2,350)	1	(2,057)	(261)	(24)
Other	253	2	13	124	(44)
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$454	$39	$(255)	$39	$577
==============================================================

	PG&E Overseas, Inc.	Quantum Ventures	PG&E Gas Transmission Corporation
----------------------------------------------------------------
Balance at December 31, 2001	$(1)	$(31)	$452
Net income (loss)	-	5	79
Other	-	2	(53)
----------------------------------------------------------------
Balance at December 31, 2002	$(1)	$(24)	$478
======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	Properties Holdings, LLC (Consolidated)	Eliminations and Adjustments	Properties Holdings, LLC	Gilia Enterprises	Oat Creek Associates Joint Venture
------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$36	$(74)	$31	$-	$-
Net income (loss)	1	(4)	1	-	-
Other	2	27	7	-	-
------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$39	$(51)	$39	$-	$-
============================================================

	DPR, Inc.	The Conaway Ranch Company	Conaway Conservancy Group Joint Venture	BPS I, Inc.	Marengo Ranch Joint Venture
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$(1)	$54	$3	$17
Net income (loss)	-	1	3	-	-
Other	-	(10)	(21)	-	(1)
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$(10)	$36	$3	$16
==============================================================

	Alhambra Pacific Joint Venture	Valley Real Estate, Inc.
---------------------------------------------
Balance at December 31, 2001	$6	$-
Net income (loss)	-	-
Other	-	-
---------------------------------------------
Balance at December 31, 2002	$6	$-
===========================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Company, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$1,789	$(5,449)	$1,758	$1,848	$-
Net income (loss)	(2,057)	4,990	(2,062)	(2,698)	(2)
Other	13	(3,570)	193	321	2
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(255)	$(4,029)	$(111)	$(529)	$-
==========================================================

	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	Mid- Columbia Power Corporation
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$(2)	$-	$-	$-
Net income (loss)	(1)	(2)	-	-	-
Other	3	3	-	-	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$2	$(1)	$-	$-	$-
==========================================================

	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$8	$-	$-	$-
Net income (loss)	-	(93)	-	-	-
Other	-	7	-	-	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$(78)	$-	$-	$-
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$8	$-	$(38)
Net income (loss)	-	-	(90)	-	(82)
Other	-	-	7	-	39
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$(75)	$-	$(81)
==========================================================

	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.	Mantua Creek Urban Renewal, L.P.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	(83)	(80)	(279)	-
Other	-	14	13	27	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$(69)	$(67)	$(252)	$-
==========================================================

	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.	First Massachusetts Land Company, LLC
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$1,315	$2
Net income (loss)	-	-	-	(74)	-
Other	-	-	-	(179)	1
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$1,062	$3
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	USGen Services Company, LLC	PG&E Generating New England, Inc	PG&E Generating New England, LLC	Attala Energy Company, LLC	Attala Power Corporation
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$33
Net income (loss)	-	-	-	(22)	(15)
Other	-	-	-	18	(156)
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$(4)	$(138)
==========================================================

	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	Smithland Hydroelectric Partners, Ltd.	Cannelton Hydroelectric Project, L.P.	San Gorgonio Power Corporation
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$26	$-	$-	$-	$85
Net income (loss)	(19)	(11)	-	-	9
Other	51	14	-	-	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$58	$3	$-	$-	$94
==========================================================

	Mountain View Power Partners, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$85	$396	$170	$62	$123
Net income (loss)	8	(699)	(35)	(20)	5
Other	(10)	387	(9)	(2)	(3)
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$83	$84	$126	$40	$125
==============================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	Black Hawk Power Corporation	Athens Generating Company, L.P.	Peach I Power Corporation	Long Creek Power Corporation	Long Creek Generating Company, LLC
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$107	$210	$103	$-	$-
Net income (loss)	(55)	8	(53)	-	-
Other	196	361	190	-	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$248	$579	$240	$-	$-
==========================================================

	La Paloma Power Corporation	La Paloma Generating Company, LLC	Liberty Generating Corporation	Liberty Urban Renewal, LLC	Liberty Generating Company
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$19	$(52)	$-	$-	$-
Net income (loss)	(221)	(80)	-	-	-
Other	(3)	14	-	-	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(205)	$(118)	$-	$-	$-
==========================================================

	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation	Harquahala Generating Company, LLC
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$18	$18
Net income (loss)	-	-	-	(200)	-
Other	-	-	-	580	572
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$398	$590
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	Madison Wind Power Corporation	Madison Windpower, LLC	Okeechobee Power Corporation	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation
-------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$16	$16	$-	$-	$(10)
Net income (loss)	-	-	-	-	(66)
Other	(13)	(1)	-	-	190
-------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$3	$15	$-	$-	$114
=========================================================

	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Dispersed Gen Properties, LLC	Peak Power Generating Company, Inc.	Covert Power Corporation
-------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$165	$17	$-	$-	$-
Net income (loss)	(28)	4	-	(1)	(243)
Other	(15)	(7)	-	3	549
-------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$122	$14	$-	$2	$306
=========================================================

	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	553	-	-	-	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$553	$-	$-	$-	$-
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$316	$(3)	$110	$10	$43
Net income (loss)	41	1	(2)	2	39
Other	(210)	-	-	(3)	1
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$147	$(2)	$108	$9	$83
==========================================================

	Altresco, Inc.	Pittsfield Generating Company, L.P.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$41	$47	$2	$5	$-
Net income (loss)	38	66	-	1	-
Other	-	(4)	-	(1)	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$79	$109	$2	$5	$-
==========================================================

	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$7	$24	$24	$(3)	$-
Net income (loss)	1	7	6	-	-
Other	-	(8)	(7)	-	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$8	$23	$23	$(3)	$-
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation
---------------------------------------------------------------
Balance at December 31, 2001	$3	$1	$26
Net income (loss)	-	-	10
Other	-	-	(9)
---------------------------------------------------------------
Balance at December 31, 2002	$3	$1	$27
=====================================

	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation	Hermiston Generating Company, L.P.	Buckeye Power Corporation	Raptor Holdings Company
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$36	$56	$13	$(34)
Net income (loss)	-	12	12	3	(6)
Other	-	(8)	(68)	1	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$40	$-	$17	$(40)
==========================================================

	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation
-------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$26	$(8)	$-	$3	$5
Net income (loss)	(7)	(15)	-	1	-
Other	-	10	-	(1)	(1)
-------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$19	$(13)	$-	$3	$4
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	Merlin Power Corporation	Fellows Generating Company, L.P.	Pelican Power Corporation	Peregrine Power Corporation
----------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$(12)	$13
Net income (loss)	-	-	12	9
Other	-	-	-	(12)
----------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$10
================================================

	Heron Power Corporation	Gator Generating Company, L.P.	Jaeger Power Corporation	Falcon Power Corporation	Scrubgrass Power Corp.
-------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(12)	$-	$(5)	$-	$(4)
Net income (loss)	10	-	(13)	4	1
Other	(1)	-	-	(6)	-
-------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(3)	$-	$(18)	$(2)	$(3)
=========================================================

	Eucalyptus Power Corporation	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation	Loon Power Corporation	Iroquois Pipeline Investment, LLC
-------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$2
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$2
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Generating Services, LLC (Consolidated)	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$176	$(270)	$176	$(1)	$1
Net income (loss)	(261)	427	(261)	-	-
Other	124	(213)	124	(1)	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$39	$(56)	$39	$(2)	$1
==========================================================

	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC
---------------------------------------------------------------
Balance at December 31, 2001	$1	$-	$-
Net income (loss)	-	-	-
Other	1	-	-
---------------------------------------------------------------
Balance at December 31, 2002	$2	$-	$-
=====================================

	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$120	$-
Net income (loss)	(165)	-	-	(96)	-
Other	19	-	-	105	-
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$(146)	$-	$-	$129	$-
==========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation
-------------------------------------------------------------------------------------
Balance at December 31, 2001	$29	$(5)	$125	$-
Net income (loss)	9	(2)	(173)	-
Other	(14)	2	101	-
-------------------------------------------------------------------------------------
Balance at December 31, 2002	$24	$(5)	$53	$-
==================================================

	Topaz Power Corporation	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
-------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Other	-	-	-	-
-------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-
==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Energy Trading Holdings, LLC (Consolidated)	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
--------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$645	$(1,561)	$631	$631	$128
Net income (loss)	(24)	197	(39)	(39)	(6)
Other	(44)	13	(30)	(30)	(2)
--------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$577	$(1,351)	$562	$562	$120
==========================================================

	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading - Gas Corporation	PG&E Energy Trading, Canada Corporation
---------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$213	$-	$-	$307	$25
Net income (loss)	(119)	-	-	(10)	(1)
Other	6	-	-	-	-
---------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$100	$-	$-	$297	$24
==========================================================

	CEG Energy Options Inc.	IQ2 Power Corporation	949675 Alberta Ltd	955846 Alberta Ltd	982979 Alberta Ltd
---------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-
---------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-	$-
==========================================================

	994819 Alberta Ltd	IQ2 Communications Inc.	Times Three Austin Ltd	Times Three Calgary Ltd
------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Other	-	-	-	-
-------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-	$-
==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)

	True Quote LLC	Virtual Credit Services, LLC	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$67	$-	$2
Net income (loss)	-	-	(20)	-	-
Other	-	-	-	-	-
------------------------------------------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$47	$-	$2
============================================================
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.
-------------------------------------------------------------------
Balance at December 31, 2001	$64	$69	$69
Net income (loss)	13	-	-
Other	-	-	(1)
-------------------------------------------------------------------
Balance at December 31, 2002	$77	$69	$68
========================================

	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rocksavage Services I, Inc.
-------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-
Net income (loss)	-	-	-
Other	-	-	-
-------------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-
========================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Overseas, Inc. (Consolidated)	Eliminations and Adjustments	PG&E Overseas, Inc
---------------------------------------------------------------
Balance at December 31, 2001	$(1)	$-	$(1)
Net income (loss)	-	-	-
Other	-	-	-
---------------------------------------------------------------
Balance at December 31, 2002	$(1)	$-	$(1)
=====================================

	PG&E Overseas, Ltd.	PG&E Pacific I, Ltd.	PG&E Pacific II, Ltd.
----------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$-
Net income (loss)	-	-	-
Other	-	-	-
----------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$-
======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	Quantum Ventures (Consolidated)	Eliminations and Adjustments	Quantum Ventures
------------------------------------------------------------
Balance at December 31, 2001	$(31)	$25	$(31)
Net income (loss)	5	(5)	5
Other	2	-	2
------------------------------------------------------------
Balance at December 31, 2002	$(24)	$20	$(24)
====================================

	Creston Financial Group, Inc.	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
----------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$(25)
Net income (loss)	-	-	5
Other	-	-	-
----------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$(20)
======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2002
(in millions)
(unaudited)
	PG&E Gas Transmission Corporation (Consolidated)	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation
--------------------------------------------------------------------------------------
Balance at December 31, 2001	$452	$(897)	$452	$21
Net income (loss)	79	(159)	79	6
Other	(53)	44	(53)	(27)
--------------------------------------------------------------------------------------
Balance at December 31, 2002	$478	$(1,012)	$478	$-
===================================================

	North Baja Pipeline, LLC	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.
--------------------------------------------------------------------------------------
Balance at December 31, 2001	$21	$427	$427	$-
Net income (loss)	7	73	73	-
Other	36	(26)	(27)	-
--------------------------------------------------------------------------------------
Balance at December 31, 2002	$64	$474	$473	$-
===================================================

	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
----------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$1
Net income (loss)	-	-	-
Other	-	-	-
----------------------------------------------------------------
Balance at December 31, 2002	$-	$-	$1
======================================